                                                                    EXHIBIT 10.2




                                LEASE AGREEMENT

                                      FOR

                           AMBERGLEN BUSINESS CENTER

                                 BY AND BETWEEN

                                AMBERJACK, LTD.

                                   "Landlord"

                                      and

                                 WEBRIDGE, INC.

                                    "Tenant"

                                LEASE AGREEMENT
                               TABLE OF CONTENTS


ARTICLE 1.  BASIC LEASE INFORMATION:.......................................................................1

ARTICLE 2.  DEMISE AND RENT:...............................................................................4
      2.1   Demise.........................................................................................4
      2.2   Premises.......................................................................................4
      2.3   Commencement and Expiration Dates..............................................................4
      2.4   Rent...........................................................................................4
      2.5   Late Charge....................................................................................4

ARTICLE 3.  USE:...........................................................................................4
      3.1   Authorized Use.................................................................................4
      3.2   Hazardous Substances...........................................................................5

ARTICLE 4.  TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES:...............................................6
      4.1   Acceptance of Premises.........................................................................6
      4.2   Building Maintenance...........................................................................6
      4.3   Tenant's Obligations...........................................................................6
      4.4   Tenant Improvements............................................................................6

ARTICLE 5.  OPERATING EXPENSES AND TAXES:..................................................................6
      5.1   Operating Expenses.............................................................................6
      5.2   Exclusions From Operating Expenses.............................................................7
      5.3   Taxes..........................................................................................7

ARTICLE 6. PAYMENT OF OPERATING EXPENSES:..................................................................8
      6.1   Operating Year.................................................................................8
      6.2   Tenant's Pro Rata Share........................................................................8
      6.3   Written Statement of Estimate..................................................................8
      6.4   Reestimations..................................................................................8
      6.5   Annual Adjustments.............................................................................9
      6.6   Tenant Examination.............................................................................9
      6.7   Disputes.......................................................................................9
      6.8   Payment........................................................................................9
      6.9   No Reduction in Amount of Monthly Base Rent....................................................9

ARTICLE 7.  SECURITY DEPOSIT:..............................................................................9
      7.1   Security Deposit...............................................................................9
      7.2   Disposition of Security Deposit................................................................9

ARTICLE 8.  SUBORDINATION, NOTICE TO SUPERIOR LESSORS AND MORTGAGEES:.....................................10
      8.1   Subordination.................................................................................10
      8.2   Notice........................................................................................10
      8.3   Attornment....................................................................................10
      8.4   Landlord's Breach of Lease....................................................................10

ARTICLE 9.  QUIET ENJOYMENT:..............................................................................11

ARTICLE 10. ASSIGNMENT AND SUBLETTING:....................................................................11
      10.1  Generally.....................................................................................11
      10.2  Conditions of Landlord's Consent..............................................................11
      10.3  Subletting by Landlord........................................................................11
      10.4  Permitted Transfers...........................................................................11

ARTICLE 11. INSURANCE:....................................................................................12
      11.1  Public Liability Insurance....................................................................12
      11.2  Property Insurance............................................................................12
      11.3  Acceptable Insurance Companies................................................................12
      11.4  Increase in Coverage..........................................................................12
      11.5  Waiver of Subrogation.........................................................................12

ARTICLE 12. RULES AND REGULATIONS:........................................................................12

ARTICLE 13. ALTERATIONS:..................................................................................12
      13.1  Requirements..................................................................................12
      13.2  Removal and Restoration.......................................................................13
      13.3  Compliance....................................................................................13
      13.4  No Liens......................................................................................13

ARTICLE 14. LANDLORD'S AND TENANT'S PROPERTY:.............................................................13
      14.1  Landlord's Property...........................................................................13
      14.2  Tenant's Property.............................................................................13
      14.3  Abandonment...................................................................................14

ARTICLE 15. SERVICES AND UTILITIES:.......................................................................14
      15.1  Utilities.....................................................................................14
      15.2  Excess Usage..................................................................................14
      15.3  Disclaimer....................................................................................14
      15.4  Use of Common Areas and Facilities............................................................14
      15.5  Parking Facilities............................................................................15
      15.6  Signage.......................................................................................15
      15.7  Mailbox.......................................................................................15

ARTICLE 16. ACCESS:.......................................................................................15

ARTICLE 17. NOTICE OF OCCURRENCES:........................................................................15

ARTICLE 18. NONLIABILITY AND INDEMNIFICATION:.............................................................16
      18.1  Waiver........................................................................................16
      18.2  Indemnification...............................................................................16

ARTICLE 19. DAMAGE OR DESTRUCTION:........................................................................16
      19.1  General.......................................................................................16
      19.2  Condemnation..................................................................................16

ARTICLE 20. SURRENDER AND HOLDING OVER:...................................................................17
      20.1  General.......................................................................................17
      20.2  Surrender.....................................................................................17
      20.3  Holding Over..................................................................................17

ARTICLE 21. EVENTS OF DEFAULT:............................................................................17

ARTICLE 22. REMEDIES UPON DEFAULT:........................................................................18
      22.1  Remedies......................................................................................18
      22.2  Cumulative Remedies...........................................................................18
      22.3  Termination...................................................................................18
      22.4  Interest on Damages...........................................................................18

ARTICLE 23. RELOCATION....................................................................................19

ARTICLE 24. NO WAIVERS OF PERFORMANCE:....................................................................19

ARTICLE 25. CURING TENANT'S DEFAULTS:.....................................................................19

ARTICLE 26. BROKER:.......................................................................................19

ARTICLE 27. NOTICES:......................................................................................19

ARTICLE 28. ESTOPPEL CERTIFICATES:........................................................................19

ARTICLE 29. MEMORANDUM OF LEASE:..........................................................................20

ARTICLE 30. ADJUSTMENT OF COMMENCEMENT AND EXPIRATION DATES:..............................................20
      30.1  Commencement Date.............................................................................20
      30.2  Delay in Commencement.........................................................................20
      30.3  Expiration Date...............................................................................20
      30.4  Early Occupancy...............................................................................20

ARTICLE 31. MISCELLANEOUS:................................................................................20
      31.1  Merger........................................................................................20
      31.2  Modifications.................................................................................21
      31.3  Successors and Assigns........................................................................21
      31.4  Nonrecourse Lease.............................................................................21
      31.5  Force Majeure.................................................................................21
      31.6  Definitions...................................................................................21
      31.7  Effect of Expiration..........................................................................22
      31.8  Excavation....................................................................................22
      31.9  Union Contracts...............................................................................22
      31.10 Prorations....................................................................................22
      31.11 Governing Law.................................................................................22
      31.12 Light, Air and View...........................................................................22
      31.13 Tenant Representations........................................................................22
      31.14 Defined Terms.................................................................................22
      31.15 Counterparts..................................................................................22
      31.16 Costs and Attorney Fees.......................................................................23
      31.17 Effect of Failure to Consent..................................................................23

                                LEASE AGREEMENT

     This Lease dated for reference purposes of October 14, 1999, by and between AmberJack, Ltd., an Arizona corporation ("LANDLORD") and Webridge, Inc., a Delaware corporation ("TENANT").

ARTICLE 1. BASIC LEASE INFORMATION:

     Each reference in the Lease to any of the Basic Lease Information shall mean the respective information set forth below, and such information shall be deemed incorporated as a part of the terms provided under the particular Lease Section pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the former shall control.

     1.1  Building: 1925 Building
                    1925 NW AmberGlen Parkway
                    Beaverton OR 97006

     1.2  Landlord: AmberJack, Ltd., an Arizona corporation

     1.3  Landlord's Address for Giving of Notices and Payment of Rent:

          Birtcher Property Services
          Attn: Portfolio Manager
          27611 La Paz Road
          PO Box 30009
          Laguna Niguel CA 92607-0009

          Copy to:

          AmberJack, Ltd.
          c/o Birtcher Property Services
          1600 NW Compton Drive #106
          Beaverton OR 97006

     1.4  Tenant's Address for Giving of Notices Prior to the Commencement Date:

          Webridge, Inc.
          725 SW Broadway, Suite 600
          Portland, OR 97205

          Tenant's Address for Giving of Notices After the Commencement Date:

          Premises Address

     1.5 Premises: The third floor (approximately 24,881 rsf) and fourth floor (approximately 24,881 rsf) of the Building. Tenant shall have the option to expand the Premises to include the entire (but not less than the entire) second floor (approximately 24,881 rsf) of the Building, if Tenant gives Landlord written notice unconditionally exercising this option by no later than July 1, 2000 (the "Second Floor Option"). If Tenant does not timely give such notice, the second floor shall not be part of the Premises. The Premises are outlined on the floor plan of the Building attached hereto as EXHIBIT A. (Section 2.2)

     1.6 Building: The Building located at 1925 NW AmberGlen Parkway, Beaverton, Oregon, as shown on EXHIBIT A.

     1.7 Park Common Areas: As outlined on EXHIBIT B attached hereto, Landlord may, from time to time, adjust the size and configuration of the Park Common Areas as each are defined herein, subject to Section 1.8.

     1.8 Project: Shall be defined as the Premises, Building and Park Common Areas as each are defined in this Lease (as they may be expanded, altered or contracted from time-to-time in Landlord's sole discretion; provided, however, that such alteration shall not reduce the parking ratio for the Project below 4 per 1000 rentable square feet in the Building or materially adversely alter access to the Building.

     1.9 Parking Allowance: Parking shall be in common with all other tenants of the Building within parking spaces striped on the surface lot constructed on the Land described on EXHIBIT A.

     1.10 Use of Premises: General Office Uses, excluding (i) uses which are primarily call centers, data-processing centers, and other similar high-density uses, and (ii) manufacturing facilities. (Article 3)

     1.11 Construction Information Submittal Date: Tenant shall provide Landlord's office planner with all of the construction information requested by Landlord's office planner, in accordance with EXHIBIT D of this Lease (Exhibit D, Section 3.1), (i) for the fourth floor, no later than 10 business days after the mutual execution of this Lease, and (ii) for the other Areas, no later than 180 days prior to the Outside Commencement Date for such Area stated in Section 1.1.13.

      1.12 Construction Document Approval Date: Landlord and Tenant shall approve the Construction Document Package in accordance with the terms and conditions set forth in Section 3.2 of the Exhibit D Work Letter.

      1.13 Commencement Date by Area:

      Fourth Floor: March 1, 2000 or such earlier or later date as provided in
Article 30.

      Third Floor (1st Half): July 1, 2000 or 180 days after delivery of Tenant Submittal Package (defined in Exhibit D), whichever is earlier.

      Third Floor (2nd Half): January 1, 2001 or 180 days after delivery of Tenant Submittal Package, whichever is earlier.

      Second Floor (First Half) (if option exercised): April 1, 2001 or 180 days after delivery of Tenant Submittal Package, whichever is earlier.

      Second Floor (Second Half) (if option exercised): July 1, 2001 or 180 days after delivery of Tenant Submittal Package, whichever is earlier.

      The outside Commencement Dates for the third and fourth floors stated above are referred to as the "Outside Commencement Dates."

      1.14 Expiration Date: February 28, 2007 or such earlier or later date as provided in Article 30 of the Lease Agreement. (Section 2.3)

      1.15 Base Rent (Fourth Floor):

                                    4th Floor Annual Base Rent
            Period                  Amount/PSF
            ------                  --------------------------
            Months 1-6              Abated
            Months 7-18             $13.00
            Months 19-36            $20.00
            Months 37-60            $27.00
            Months 61-84            $30.00

      The months referred to above are the full calendar months after any first partial month of the Lease Term. The Base Rent for any such partial month shall be prorated based on the same rents as specified for the first full calendar month when Base Rent is payable. Upon Tenant's execution of this Lease, Tenant has deposited with Landlord $0.00 to be applied against the first month's Rent. (Section 2.4)

      1.16 Tenant's Initial Percentage Share shall be 25.86% of the Building until the third and second floors are added; thereafter as calculated by Landlord pursuant to Section 6.2.

      1.17 Base Year for Adjustments to Operating Expenses: The 2000 Calendar Year. (Section 6.2).

      1.18 Base Year for Adjustments to Taxes: The 2000 Calendar Year.

      1.19 Security Deposit: $250,000 Unconditional, Irrevocable Letter of Credit, to be provided at the time of execution of this Lease.

      1.20 Guarantor(s) Name and Address: N/A

      1.21 Brokers:  Landlord:  N/A
                     Tenant:    Norris, Beggs & Simpson

LANDLORD                                  TENANT
AmberJack Ltd., an Arizona corporation    Webridge, Inc., a Delaware corporation

By: /s/ [signature illegible]             By: /s/ [signature illegible]
    ----------------------------------        ----------------------------------

Title: Development Manager                Title: CFO
       -------------------------------           -------------------------------

Date: 11/15/99                            Date: 11/10/99
      --------------------------------          --------------------------------

By: /s/ [signature illegible]             By: /s/ [signature illegible]
    ----------------------------------        ----------------------------------

Title: VP                                 Title: VP Finance
       -------------------------------           -------------------------------

Date: 11/16/99                            Date: 11/12/99
      --------------------------------          --------------------------------


                                LEASE AGREEMENT

                              TERMS AND CONDITIONS

ARTICLE 2. DEMISE AND RENT:

     2.1 DEMISE: Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon and subject to the terms, covenants, provisions and conditions of this Lease Agreement (herein called the "Lease"), the Premises in the Building (herein called the "Building") located on the property described on Exhibit A attached hereto and incorporated herein ("Land"). Landlord hereby grants to Tenant, and Tenant hereby accepts from Landlord, upon and subject to the terms, covenants, provisions and conditions of this Lease, a non-exclusive right to use the common areas of the Building ("Building Common Areas"), if any, and the Park Common Areas, subject to the provisions of Section 15.5 below and the Rules and Regulations attached hereto as Exhibit E.

     2.2 PREMISES: The Premises (herein called "Premises") leased to Tenant are described in the Basic Lease Information, are outlined on the floor plan(s) for the Building attached hereto as Exhibit A, which is incorporated herein by this reference, and shall be computed by the BOMA Standard Method for Measure Floor Area in Office Buildings, 1996 ANSI/BOMA Z65, 1-1996. The precise amount of the rentable area in the Premises indicated in the approved Construction Document Package (the "CDP") shall be controlling in the event of any variance from the approximate rentable area specified in the Basic Lease Information; however, the rentable area of the Premises shall not vary from the rentable area specified in the Basic Lease Information by more than plus or minus 5%. Base Rent, Tenant's Percentage, and any similar item based upon the size of the Premises shall be adjusted to reflect the precise rentable area in the Premises determined by the approved CDP. The parties shall execute an addendum to this Lease following preparation of the CDP and the Commencement Date for each Area stating such adjusted figures, and stating the Commencement Date for the Area and Expiration Date; provided that Tenant's failure to execute such addendum shall not affect Tenant's obligations under this Lease.

     2.3 COMMENCEMENT AND EXPIRATION DATES: The term of this Lease (herein called "Lease Term") shall be for the period specified in the Basic Lease Information subject to adjustment as provided in Section 30.1 and 30.4 of this Lease (or until sooner terminated as provided herein). The Lease shall commence on an area by area basis, as such areas are described in Section 1.13 (the "Areas") if Landlord gives Tenant notice of an adjustment in the Commencement Date pursuant to Section 30.1, it shall be deemed a request for an estoppel statement from Tenant confirming the adjustment pursuant to Article 28.

     2.4 RENT: The rents shall be and consist of a Base Rent (herein called "Base Rent") and Additional Rent (herein called "Additional Rent"). For purposes of this Lease Agreement, Base Rent and Additional Rent are referred to collectively as "Rent." Base Rent shall be the amount indicated in the Basic Lease Information. Base Rent shall be payable in equal monthly installments in advance on the first day of each and every calendar month during the term of this Lease (except to the extent otherwise specifically provided elsewhere in this Lease and except that Tenant shall pay, upon the execution and delivery of this Lease by Tenant, the sum indicated in the Basic Lease Information, to be applied against the first installment of Base Rent becoming due under this Lease). Additional Rent shall consist of all other sums of money as shall become due from and payable by Tenant to Landlord under this Lease. All Rent shall be paid in lawful money of the United States of America to Landlord at its office or such other place, as Landlord shall designate by notice to Tenant. Tenant shall pay the Base Rent and Additional Rent promptly when due without notice or demand and without any abatement, deduction or offset for any reason whatsoever, except as expressly provided in this Lease. If the Commencement Date for an Area occurs on a day other than the first day of a calendar month, the Base Rent for that partial calendar month shall be prorated as provided in Section 30.

     2.5 LATE CHARGE: Tenant agrees that if Rent from Tenant to Landlord remains unpaid five (5) days after said amount is due, the amount of such unpaid Rent or other payments shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to two percent (2%) of the amount of the delinquent Rent or other payment. The provisions of this Section in no way relieve Tenant of the obligation to pay Rent or other payments on or before the date on which they are due, nor do the terms of this Section in any way affect Landlord's remedies pursuant to Article 22 of this Lease in the event Rent is past due.

     2.6 CONFIDENTIALITY: Tenant shall not disclose and shall instruct its employees and representatives not to disclose the Rent and other terms of this Lease except to the extent disclosure is reasonably necessary in the conduct of Tenant's business.

ARTICLE 3. USE:

     3.1 AUTHORIZED USE: Tenant shall use the Premises only for the use specified in Section 1.10 of the Basic Lease Information and for no other purpose. If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit. Tenant shall not do or permit anything to be done in, on or, about the Project which will: (i) in any way obstruct or interfere with the rights of other tenants or occupants of the Building, injure or unreasonably annoy them; (ii) use of allow the Project to be used for any unlawful purpose; (iii) cause or maintain or permit any nuisance, nor commit or allow the commission of any waste, nor use or permit anything to be done which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation applicable to Tenant now in force or which may hereafter be enacted or promulgated; and (iv) not do or permit anything to be done on the Project or bring or keep anything therein which will in any way increase the rate of any insurance upon the Project or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements applicable to Tenant now in force or which may hereafter be in force ("Legal Requirements") and with the requirements of any board of fire underwriters or similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises or the Building. Tenant shall not be required to make structural changes unless related to or affected by; (i) alterations or improvements made by or for Tenant; or (ii) Tenant's acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord be a party thereto or not, that Tenant has so violated any such law, statute, ordinance, rule, regulation, or requirement, shall be conclusive of such violation as between Landlord and Tenant. Tenant shall use its best efforts to prevent any violation of applicable Legal Requirements by its partners, directors, officers, agents, employees, invitees and contractors.

     3.2 HAZARDOUS SUBSTANCES: Tenant shall not cause or permit the release, discharge, or disposal nor the presence, use, transportation, generation, or storage of any Hazardous Material (as hereafter defined) in, on, under, about, to, or from the Premises, the Building, the Land or the Park Common Areas by either Tenant, Tenant's employees, agents, contractors, or invitees (collectively the "Tenant") except customary office supplies used in compliance with Environmental Laws. Tenant further agrees and covenants to Landlord, its agents, employees, affiliates and shareholders (collectively the "Landlord") that:

          3.2.1 Tenant shall comply with all Environmental Laws in effect, or that may come into effect, applicable to the Tenant or Tenant's use and occupancy of the Premises;

          3.2.2 Tenant shall immediately notify Landlord, in writing, of any existing, pending or threatened (i) investigation, inquiry, claim or action by any governmental authority in connection with any Environmental Laws; (ii) third party claims; (iii) regulatory actions; and/or (iv) contamination of the Premises if the foregoing arise from Tenant's occupancy or otherwise comes to Tenant's attention;

          3.2.3 Tenant shall, at Tenant's expense, investigate, monitor, remediate, and/or clean up any Hazardous Material or other environmental condition on, about, or under the Premises required as a result of Tenant's use of occupancy of the Premises;

          3.2.4 Tenant shall keep the Premises free of any lien imposed pursuant to any Environmental Laws arising from Tenant's occupancy; and

          3.2.5 Tenant shall indemnify, defend, and save Landlord harmless from and against any and all claims, (including personal injury, real, or personal property damage), actions, judgments, damages, penalties, fines, costs, liabilities, interest, or attorney fees that arise, directly or indirectly, from Tenant's violation of any Environmental Laws or the presence of any Hazardous Material on, under or about the Premises as a result of Tenant's occupancy.

          3.2.6 Landlord shall deliver the Premises in compliance with Environmental Laws.

     The Parties' obligations, responsibilities, and liabilities under this Section shall survive the expiration or termination of the Lease.

     For purposes of this Section the following definitions apply:

     "Hazardous Materials" shall mean: (1) any "hazardous waste" and/or "hazardous substance" defined pursuant to any Environmental Laws; (2) asbestos or any substance containing asbestos; (3) polychlorinated biphenyls; (4) lead;
(5) radon; (6) pesticides; (7) petroleum or any other substance containing hydrocarbons; (8) any substance which, when on the Premises, is prohibited by any Environmental Laws; (9) petroleum; and (10) any other substance, material, or waste which, (i) by any Environmental Laws requires special handling or notification of any governmental authority in its collection, storage, treatment, or disposal or (ii) is defined or classified as hazardous, dangerous or toxic pursuant to any legal requirements.

     "Environmental Laws" shall mean: any and all federal, state and local laws, statutes, codes, ordinances, regulations, rules or other requirements, relating to human health or safety or to the environment, including, but not limited to, those applicable to the storage, treatment, disposal, handling and release of any Hazardous Materials, all as amended or modified from time to time.

ARTICLE 4. TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES;

      4.1 ACCEPTANCE OF PREMISES: Subject to punch list items identified as provided for in EXHIBIT D, by taking possession of the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair.

      4.2 BUILDING MAINTENANCE: Landlord shall maintain the Project including public lobbies, stairs, elevators, corridors and rest rooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the Premises in reasonably good order and condition except as provided in Section 4.3 and except for damage occasioned by the use, misuse, or abuse of the Tenant, which damage shall be repaired by Landlord at Tenant's expense subject to Section 11.5; provided that neither Tenant nor Landlord shall be obligated to repair damage arising from ordinary wear and tear to the Premises.

      4.3 TENANT'S OBLIGATIONS: Except for Landlord's maintenance responsibilities stated in Section 4.2 above, Tenant shall, at all times during the term hereof at Tenant's sole cost and expense, keep the Premises in good order, condition and repair, which obligation shall include, without limitation, the obligation to maintain, repair and replace as necessary: (i) floor coverings; (ii) wall coverings; (iii) paint; (iv) casework; (v) heating, ventilating and air conditioning systems ("HVAC Systems") exclusively serving the Premises; (vi) window coverings; (vii) nonstandard lights and ballasts
(viii) nonstandard locks and hardware: (ix) all of Tenant's Property (as defined in Section 14.2 herein) and equipment (whether installed or otherwise); (x) any and all other Tenant Improvements; provided that Landlord shall provide standard janitorial services to the Premises. Except as set forth in Section 4.2 above, Landlord shall have no obligation to repair or maintain the Premises, and except for Landlord's work described in Exhibit D, Landlord shall have no obligation to alter, remove, improve, decorate, or paint the Premises or any part thereof, and Tenant accepts the Premises in their "AS IS" condition; provided, however, that Landlord shall repair any latent defects in Landlord's work described in Exhibit D of which Tenant gives Landlord written notice with one (1) year after Tenant's initial occupancy of the Premises.

      4.4 TENANT IMPROVEMENTS: A description of the tenant improvements to be performed by Landlord ("Tenant Improvements") and the terms under which they are to be executed is attached hereto as Exhibit D. Landlord shall construct the Tenant Improvements in accordance with Exhibit D and in a good and workmanlike manner.

ARTICLE 5. OPERATING EXPENSES AND TAXES:

      5.1 OPERATING EXPENSES: For the purpose of this Lease, the term "Operating Expenses" shall mean all expenses paid or incurred by Landlord (or on Landlord's behalf) as reasonably determined by Landlord to be necessary or appropriate for the efficient use, operation, maintenance, repair and replacement of the Project, including without limitation:

            5.1.1 All costs and expenses to Landlord in maintaining fire and extended coverage insurance including all risk endorsement on the property, public liability, fidelity, rent loss insurance, difference in conditions and any other insurance maintained by Landlord covering the use and operation of the Project, and the part of any claim required to be paid under the deductible portion of any insurance policies carried by Landlord in connection with the Project (all such insurance shall be in such amounts as Landlord may reasonably determine).

            5.1.2 All costs and expenses of repairing, replacing, operating and maintaining the heating, ventilating and air conditioning systems for the Building (excepting such HVAC Systems as tenants of the Building are required to maintain under the terms of their leases), including maintenance contracts therefor and the cost of all utilities required in the operating of all such systems, except those required to be paid directly by a tenant of the Building.

            5.1.3 All costs and expenses to Landlord in providing standard services and utilities to tenants of the Building, including common area janitorial services, window washing and utilities not separately metered; together with the costs of replacement of electric light bulbs and fluorescent tubes and ballasts, which Landlord shall have the exclusive right to provide and install at Tenant's sole cost and expense.

            5.1.4 Reasonable costs incurred by accountants, attorneys or other experts or consultants incurred in connection with operation, maintenance or management of the Project.

            5.1.5 All costs and expenses incurred by Landlord in operating, managing (including administrative costs), maintaining and repairing the Project, including without limitation (i) all sums expended in connection with the Building Common Areas and Park Common Areas for general maintenance and repairs, resurfacing, painting, restriping, cleaning, sweeping and janitorial services, window washing, maintenance and repair of elevators, stairways, sidewalks, curbs, Building signs, sprinkler systems, planting and landscaping;
(ii) the cost of all charges for gas, steam, electricity, heat, air conditioning, ventilation, water, lighting and other utilities together with any taxes thereon; (iii) maintenance, repair and replacement of any fire protection systems, automatic sprinkler systems, lighting systems, storm drainage systems and any other utility systems; (iv) cost of all tools, equipment and supplies and personnel to implement such services and to generally monitor and maintain the Project;

(v) rental and/or depreciation of machinery and equipment used in such maintenance and services; (vi) security and fire protection services; trash removal services; (vii) all costs and expenses pertaining to snow and ice removal, alarm systems, utilities; (viii) premiums and other costs for worker's compensation insurance; salaries, wages, withholding taxes, social security taxes, medical, surgical, union and general welfare benefits (including without limitation, group life insurance), and pension or other retirement payments of employees of Landlord or Landlord's property manager engaged in the repair, maintenance and operation; (ix) personal property taxes, fees for required licenses and permits, supplies and charges; (x) alterations or improvements including, without limitation, repair or replacement of furnishings, fixtures, accessories, floor coverings and painting; (xi) all other charges allocable to the operation, maintenance, repair of the Project.

      Costs and expenses incurred by Landlord in operating, managing and maintaining the Project which are incurred exclusively for the benefit of specific tenants of the Building will be billed accordingly and will not be included within the Operating Expenses. Landlord, however, may cause any or all of said services to be provided by an independent contractor(s).

            5.1.6 Cost of capital improvements, structural repairs or replacements made to the Project in order to conform to changes subsequent to the date of this Lease in any applicable laws, ordinances, rules, regulations, or orders of any governmental or quasi-governmental authority having jurisdiction over the Project or any such capital improvements, structural repairs or replacements designed primarily to reduce Operating Expenses. Expenditures for the foregoing shall be amortized at market rate of return over the useful life of capital improvement or structural repair or replacement, as determined by Landlord.

      5.2 EXCLUSIONS FROM OPERATING EXPENSES: Operating expenses shall not include: (i) depreciation or amortization (except as provided above in Section 5.1); (ii) interest on and amortization of debts (except as provide above in
Section 5.1); (iii) Tenant improvements made for any tenants of the Building including those for Landlord or its tenants; (iv) leasing commissions, attorneys' fees, costs and disbursements and other expenses incurred in connection with leasing, renovating, or improving space for tenants or prospective tenants; (v) costs associated with the collection of rent under any such lease or defense of Landlord's title to or interest in the Project; (vi) refinancing costs; (vii) the cost of any work or services performed for any occupants of any leased space in the Building (including Tenant), whether at the expense of Landlord or such occupants, to the extent that such work or services is in excess of the work or services which Landlord makes available to tenants generally or is required to furnish to Tenant under this Lease; (viii) damages recoverable by any occupant due to violation by Landlord of any of the terms and conditions of this Lease or any other lease relating to the Building;
(ix) capital repairs and replacements (except as provided above in Section 5.1); (x) advertising and promotional expenses; (xi) repairs and other work occasioned by fire or other casualty to the extent Landlord is actually reimbursed or entitled to reimbursements by insurance proceeds; (xii) fines or penalties incurred due to violations by Landlord or governmental laws, regulations, orders and the like: (xiii) expenses for vacant rentable space within the Building, including the cost of utilities, security and renovation;
(xiv) all overhead, costs and expenses associated with the operation of Landlord's business, as distinguished from costs and expenses associated with the operation of the Project such as, without limitation, corporate accounting and legal fees, fidelity and office liability insurance premiums, cost and expense of defending or prosecuting litigation not related to the Project, costs and expense of selling, syndicating, financing or mortgaging Landlord's interest in the Project, and cost and expense of collection of rent from other tenants; and (xv) any items of expense as to which the Landlord is reimbursed by means other than Operating Expense payments by tenants of the Building such as through insurance proceeds or litigation against the party who wrongfully caused the expense.

      5.3 TAXES: The term "Taxes" shall include (i) all real property taxes and assessments and personal property taxes, charges, rates, duties and assessments charged, levied or imposed by any governmental authority with respect to the Project, and any improvements, fixtures and equipment located therein or thereon, and with respect to all other property of Landlord, real or personal, of the Project or any obligation to any governmental entity assessed upon Landlord as a result of its ownership or operation used in connection with the operation; (ii) any tax in lieu of a real property tax; (iii) any tax or excise levied or assessed by any governmental authority on the rentals payable under this Lease or rentals accruing from the use of the Project; provided that this shall not include federal or state, corporate or personal income taxes; and (iv) any tax or excise imposed or assessed against Landlord which is measured or based in whole or in part on the capital employed by Landlord to improve the project, or to construct the Building, and (v) all reasonable costs and expenses incurred by Landlord in contesting or negotiating the same with governmental authority if Landlord, in its reasonable discretion, elects to contest or negotiate the same.

      If Landlord receives a refund of Taxes then Landlord shall credit such refund, net of any professional fees and costs incurred by Landlord to obtain the same, against the Taxes for the Operating Year to which the refund is applicable. The amount of the Taxes for the Base Year shall reflect any refund resulting from any appeal, protest, or other action by Landlord contesting the amount claimed by the governmental authorities and any statements by Landlord as to the amount of Base Year Taxes shall be tentative until any such contest is completed.

ARTICLE 6. PAYMENT OF OPERATING EXPENSES:

     6.1 OPERATING YEAR: As used in this Article 6, the term "Operating Year" shall mean each calendar year of the Lease Term and in the event this Lease begins or ends on any date other than the first day of the calendar year, the calculations, costs and payments referred to herein shall be prorated as provided in Section 30.

     6.2 TENANT'S PRO RATA SHARE: Throughout the entire Lease Term, Tenant shall pay, as Additional Rent, the Tenant's Percentage of the increase in Operating Expenses and Taxes for the Project, if any, over the Operating Expenses and Taxes for the applicable Base Year as defined in Sections 1.17 and
1.18 of the Basic Lease Information. Tenant's pro rata share of the increase in Operating Expenses and Taxes for the Project for each Operating Year shall be calculated as follows: the Operating Expenses (or Taxes) for each Operating Year less the Operating Expenses for the Base Year shall be multiplied by Tenant's Percentage. If in any Operating Year Tenant occupies the Premises for less than the full Operating Year, then the product from the foregoing multiplication shall be multiplied by the percentage of the Operating Year in which Tenant occupied the Premises. "Tenant's Percentage" shall mean a percentage, the numerator of which is the number of rentable square feet of the Premises and the denominator of which is the total number of rentable square feet of the Building, whether or not such space is actually rented (currently estimated at 96,211 rsf). Tenant acknowledges that, to the extent Operating Expenses do not apply to the Building exclusively, Landlord will allocate Operating Expenses of the Project to the Building based on Landlord's determination of a fair allocation of costs among the buildings at the Project on a basis consistently applied. Landlord shall not change its basis of Project Operating Costs allocation in a manner that would materially increase the percentage of Project Operating Expenses allocated to the Building, provided that this sentence applies only to Landlord's allocation method, and does not apply to changes in the results of application of Landlord's allocation methods over time. The Tenant's Percentage (as specified in the Basic Lease Information, and adjusted as provided herein) may be changed from time to time to reflect any change in the total rentable square footage in the Building. All calculations of rentable area shall be on the basis as originally used to determine the rentable area shown in the Basic Lease Information.

     During the periods when the Building is not fully occupied, Landlord shall reasonably adjust Operating Expenses to reflect the costs that would normally have been incurred had the Building been fully occupied for the entire period and the Building had been fully assessed for property tax purposes. The Building shall be considered fully occupied when occupancy reached ninety-five percent (95%). If during any Operating Year the tenant of any space in the Building performs work or services thereon pursuant to a written agreement between Landlord and such tenant in lieu of having Landlord perform the same and the cost thereof would have been included in Landlord's Operating Expenses, then in any such event(s), at Landlord's option, the Operating Expenses for such Operating Year shall be adjusted to reflect the Operating Expenses that would have been incurred if Landlord had performed such work or services, as the case may be. If the total rentable area of the Building changes, Landlord shall reasonably determine a revised Tenant's Percentage reflecting the changes as of the date of such change.

     6.3 WRITTEN STATEMENT OF ESTIMATE: For each Operating Year during the Lease Term after the Base Year, Landlord shall furnish Tenant with a written statement setting forth Tenant's Pro Rate Share of the estimated increase in Operating Expenses and Taxes for the next Operating Year. Tenant shall pay to Landlord as Additional Rent commencing on January 1 of the Operating Year, and thereafter on the first day of each calendar month, an amount equal to one-twelfth of the amount of Tenant's Pro Rata Share of such increase as shown in Landlord's written statement. In the event Landlord delivers the written statement late, Tenant shall continue to pay to Landlord an amount equal to one-twelfth of Tenant's Pro Rata Share of the estimated increase in Operating Expenses for the immediately preceding Operating Year until Landlord furnishes the written statement, at which time Tenant shall pay the amount of any excess of the Tenant's Pro Rata Share for the expired portion of the current Operating Year over the Tenant's actual payments during such time and any excess payments by Tenant shall be credited to the net due payment of Rent from Tenant. The late delivery of any written statement by Landlord shall not constitute a waiver of Tenant's obligation to pay its Pro Rata Share of the increase in Operating Expenses nor subject the Landlord to any liability, but Landlord shall use reasonable efforts to deliver such written statements of Operating Expenses as soon as reasonably possible.

     6.4 REESTIMATIONS: At any time from time to time during the Lease Term, Landlord may furnish Tenant with written notice of a reestimation of the annual Operating Expenses and Taxes to reflect more accurately Landlord's most recent estimate of the current Operating Expenses and Taxes. Commencing with the first day of the calendar quarter next succeeding delivery of such notice to Tenant, and continuing on the first day of each calendar month during the Term (until subsequently reestimated), Tenant shall pay to Landlord one-twelfth (1/12th) of the Tenant's share of the estimated Operating Expenses and Taxes, as reestimated.

     6.5 ANNUAL ADJUSTMENTS: Within a reasonable time following the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant an itemized statement certified as correct by Landlord, setting forth the total Operating Expenses and Taxes for the preceding calendar year, the amount of Tenant's share of such Operating Expenses and the payments made by Tenant with respect to such calendar year. Landlord will use all reasonable commercial efforts to deliver such statement by not later than June 30 of each calendar year. If Tenant's share of the actual Operating Expenses and Taxes for such year exceeds the payment so made by Tenant, based on the Landlord's estimate. Tenant shall pay Landlord the deficiency within thirty (30) days after receipt of said statement. If said payments by Tenant, based on Landlord's estimate, exceed Tenant's share of the actual Operating Expenses and Taxes, Landlord will credit the amount of such overpayment against Tenant's next Operating Expense and Tax payment due; or, if the Lease has expired or terminated, Landlord will refund such amount to Tenant within thirty (30) days after the date of such estimate, subject to set off by Landlord against any sums then due Landlord by Tenant.

     6.6 TENANT EXAMINATION: In addition, Tenant may, upon at least five days advance written notice to Landlord and during business hours, examine any invoices, receipts, canceled checks, vouchers or other instruments used to support the figures shown on the Operating Statement; provided, however, that Tenant shall only be entitled to such an examination once in each Operating Year, and the examination shall not be conducted by anyone who is engaged on a contingent fee basis to represent Tenant or who is a competitor of Landlord. Property managers and commercial building owners shall be deemed competitors of Landlord. The person conducting the examination on behalf of Tenant shall enter into a confidentiality agreement reasonably satisfactory to Landlord. In the event the examination discovers an overcharge in excess of 5% of the Operating Expense payments during the Operating Year covered by the examination, Landlord shall reimburse Tenant for the actual out-of-pocket costs reasonably incurred by Tenant due to the examination.

     6.7 DISPUTES: Each such statement given by Landlord pursuant to this Section shall be conclusive and binding upon Tenant unless within one-hundred twenty (120) days after the receipt of such statement Tenant shall notify Landlord that it disputes the correctness of the statement, specifying the particular respects in which the statement is claimed to be incorrect. If such disputes shall not have been settled by agreement, either party may request to have the dispute mediated, and if the parties agree to mediate, the mediation shall be conducted upon application of either party through the Arbitration Service of Portland, Inc. ("ASP"), with a single mediator. Tenant hereby agrees that a dispute over the statement or ay good faith error by Landlord in interpreting or applying Article 5 or in calculating the amounts in the statement shall not be a breach of this Lease by Landlord. If any legal proceeding over the statement is resolved against Landlord, this Lease shall remain in full force and effect and Landlord shall not be liable for any consequential damages, and pending the determination of such dispute, Tenant, within ten (10) days of receipt of such statement, shall pay Additional Rent in accordance with the statement, without prejudice to Tenant's positions. If the dispute shall be determined in Tenant's favor, landlord shall forthwith pay to Tenant the amount of Tenant's overpayment of Additional Rents resulting from compliance with the statement.

     6.8 PAYMENT: If an Operating Year ends after the expiration or termination of this Lease, the Additional Rent in respect thereof payable under this Section shall be paid by Tenant within ten (10) days of its receipt of the Operating Statement for such Operating Year.

     6.9 NO REDUCTION IN AMOUNT OF MONTHLY BASE RENT: Nothing in the Lease shall be construed to mean the Monthly Base Rent amount specified in the Basic Lease Information shall be reduced due to any decrease in Operating Expenses, it being intended that the amount of the Monthly Base Rent remain fixed as specified in the Basic Lease Information throughout the Lease Term.

ARTICLE 7. SECURITY DEPOSIT:

     7.1 SECURITY DEPOSIT: Upon the execution of this Lease by Tenant, Tenant shall deliver to Landlord the Security Deposit indicated in the Basic Lease Information as security for the full and faithful performance and observance by Tenant of Tenant's covenants and obligations under this Lease and Tenant shall not be entitled to interest thereon (the "SECURITY DEPOSIT"). Failure to promptly deliver or (not later than thirty days prior to expiration) extend such Security Deposit shall be considered an Event of Default under this Lease. If Tenant defaults in the full and prompt payment and performance of any of Tenant's covenants and obligations under this Lease, including without limitation the payment of Base Rent and Additional Rent and fails to cure such default as provided for under this Lease, Landlord may use, apply or retain the whole or any part of the Security Deposit so deposited to the extent required for the payment of any Base Rent and Additional Rent or any other sums as to which Tenant is in default or for any such sums which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in rent in the reletting of the Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord.

     7.2 DISPOSITION OF SECURITY DEPOSIT: If Landlord shall so use, apply or retain the whole or any part of the Security Deposit, Tenant shall upon demand immediately deposit with Landlord a sum equal to the amount so used, applied or retained, as security. If Tenant shall fully and faithfully comply with all of Tenant's covenants and obligations under this Lease, the Security Deposit or any balance thereof shall be returned or paid over to Tenant within thirty (30) days after the date on which this Lease shall expire or sooner end or terminate. In the event of any sale of Landlord's interest in the Building or any master lease of the Building by Landlord to a third party, whether or not in connection with a sale or leasing of the Land, Landlord shall either transfer the Security Deposit to the vendee or master lessee or the vendee or master lessee shall assume Landlord's obligations under this Lease in respect of the Security Deposit. Upon transfer of the Security Deposit to the vendee or master lessee, Landlord shall thereupon be released by Tenant from all liability for the return or payment thereof; and if the vendee or master lease expressly assumes Landlord's obligations in respect of the Security Deposit, Tenant shall look solely to the new landlord for the return or payment of the same. Further, the provisions hereof shall apply to every transfer or assignment made of the same to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ARTICLE 8. SUBORDINATION, NOTICE TO SUPERIOR LESSORS AND MORTGAGEES:

     8.1 SUBORDINATION: Any lease to which this Lease is, at the time referred to, subject and subordinate is herein called "Superior Lease" and the lessor of a Superior Lease or its successor in interest, at the time referred to, is herein called "Superior Lessor," and any mortgage to which this Lease is, at the time referred to, subject and subordinate is herein called "Superior Mortgage" and the holder of a Superior Mortgage, or its successor in interest, at the time referred to, is herein called "Superior Mortgagee." This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to any ground leases covering the Land and/or the Building now or hereafter existing, and to all mortgages which may now or hereafter affect the Land and/or the Building and/or any of such leases, whether or not such mortgages shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages. This Section shall be self-operative, and no further instrument of subordination shall be required. In confirmation of subordination, Tenant shall execute, acknowledge or deliver any instrument that Landlord, any Superior Lessor or any Superior Mortgagee may reasonably request to evidence such subordination within fifteen (15) days after written demand from Landlord; failing to deliver such instrument, Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact in Tenant's name and stead to do so. Landlord represents that there is no current ground lease, trust deed or mortgage on the Project. As to any subsequently recorded ground lease, trust deed or mortgage, Tenant's subordination to the same shall be subject to such ground lessor, lender or their Successor Landlord's agreement no to disturb Tenant's right to possession under this Lease, so long as Tenant is not in default of this Lease at the time of succession, in the event of exercise of any rights under the Superior Lease or the Superior Mortgage, as the case may be.

     8.2 NOTICE: If any act or omission of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right; (i) until it has given written notice of such act or omission to Landlord and each Superior Mortgagee and each Superior Lessor whose name and address shall previously have been furnished to Tenant; and (ii) until a reasonable period of time for such parties to cure the condition has passed.

     8.3 ATTORNMENT: For the purposes of this Section, the term "Successor Landlord" shall mean the Superior Lessor or Superior Mortgagee if the same succeeds to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, or any third party that succeeds to the rights of Landlord under this Lease by virtue of having purchased the Land, the Building or the Park Common Areas at a foreclosure sale. So long as Tenant is not in default of this Lease at the time of succession, the Successor Landlord shall accept Tenant's attornment, and shall not disturb Tenant's quiet possession of the Premises. Tenant shall attorn to and recognize such Successor Landlord as Tenant's Landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment.

     8.4 LANDLORD'S BREACH OF LEASE: Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within thirty (30) calendar days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) calendar days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) calendar day period and thereafter diligently prosecutes the same to completion. If Landlord fails to perform such obligations within the period allowed by this Section, and such obligations relate to the repair or maintenance of the Premises, Tenant may at its option deliver to Landlord an additional written notice stating that Tenant intends to exercise its rights under this Section 8.4 and specifying the remedial action Tenant intends to take, and if Landlord fails to perform the obligation specified in such notice within such ten days, Tenant may perform such obligation, in which case Landlord shall reimburse tenant's reasonable out-of-pocket costs for such performance within ten (10) days after invoicing, with interest at the rate stated in Section 22.4 accruing from the date of Tenant's expenditure.

ARTICLE 9. QUIET ENJOYMENT:

     So long as Tenant pays all of the Base Rent and Additional Rent and performs all of Tenant's other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Premises and its nonexclusive rights in the common areas of the Project without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject nevertheless, to the provisions of this Lease and to any Superior Lease and/or Superior Mortgage.

ARTICLE 10. ASSIGNMENT AND SUBLETTING:

      10.1 GENERALLY: - Tenant shall not sell, assign, sublet, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein, or the Premises or any portion thereof, without the prior written consent of Landlord (which Landlord shall not unreasonably withhold or delay) nor shall Tenant permit any lien to be placed on the Tenant's interest by operation of law or otherwise. Subject to Section 10.4, any change in effective control of a corporation, partnership, limited liability company, or other entity which is Tenant shall be deemed a transfer of this Lease. Regardless of Landlord's consent, no transfer hereunder by Tenant shall release or discharge Tenant from its obligations or liability under this Lease. This Lease shall bind any assignee, transferee or sublessee. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease which does not comply with the provisions of this Article 10 shall be void. Consent to one transfer, assignment or sublease shall not be deemed consent to a subsequent transfer, assignment or sublease. Any listing on Building directories or other signage using a name other than Tenant's in conjunction with the Premises will not be deemed and it will not substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment or other occupancy of the Premises.

            10.1.1 Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days after the date of Tenant's notice), to transfer its interest in the Premises or any portion thereof for any part of the term hereof, and such notice by Tenant shall state the name and address and business of the proposed transferee, include a true, complete and executed original counterpart of the proposed transfer instrument with said notice, financial statements of the proposed transferee, the intended use of the Premises, and such other information as the Landlord may reasonably request.

            10.1.2 Upon any request by Tenant to transfer all or any part of the Premises, Landlord shall have the right to either: (i) permit the transfer on the conditions referred to in Section 10.2 and any other conditions Landlord may impose; or (ii) reasonably deny Tenant's request, in which event this Lease shall continue in full force and effect and unmodified; or (iii) except for Permitted Transfers, if the transfer (in one or more transactions) consists of 50% or more of the Premises, terminate this Lease within thirty (30) days unless Tenant withdraws its proposed transfer within ten (10) days after the date of Landlord's written notice of its intent to terminate. If Tenant fails to timely withdraw its proposed transfer, Landlord may then terminate this Lease with respect to the entire Premises or the portion of the Premises described in Tenant's notice and if Landlord desires, to then lease such space to any party including the transferee identified in Tenant's notice at whatever times Landlord establishes. Any such termination with respect to less than all of the Premises shall result in a reduction in Rent equal to the percentage of the Premises as to which the Lease is terminated.

      10.2 CONDITIONS OF LANDLORD'S CONSENT: As a condition to Landlord's prior written consent as provided for in this Section, (i) Tenant shall pay Landlord's reasonable legal fees and costs incurred due to the transfer not to exceed One Thousand Dollars ($1,000); (ii) the transferee(s) shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease; and (iii) Tenant shall deliver to Landlord, promptly after execution, an executed copy of each transfer instrument and an agreement of said compliance by each transferee. Landlord may require as a condition of granting consent to a transfer that Tenant shall pay to Landlord one-half (50%) of all profits from the transfer determined by deducting from the total consideration paid directly or indirectly to or for the benefit of Tenant or its designee for the transferred interest, the reasonable costs of the transfer incurred by the Tenant and subtracting the remaining rent obligations of the Tenant at such time under this Lease. For purposes of determining all profits from the transfer, substance shall control over form such that Landlord may ignore any attempt by Tenant to inflate the purchase price of any other assets transferred in an attempt to conceal the profit on the transfer of the Tenant's interest in this Lease. Sums payable hereunder shall be paid to Landlord as and when paid by the transferee to Tenant. This provision shall not apply to Permitted Transfers.

      10.3 SUBLETTING BY LANDLORD: If Tenant shall at any time request Landlord to sublet the Premises for Tenant's account, Landlord or its agent is authorized to receive the keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord of any liability for loss or damage to any of the Tenant's Property in connection with such subletting.

      10.4 PERMITTED TRANSFERS: Provided that no Event of Default of Tenant under this Lease shall then exist, Landlord's consent shall not be required in connection with transfers of shares in Tenant in connection with venture capital financing, initial public offerings or if Tenant is publicly listed. Tenant shall be permitted to assign this Lease or to sublet all or part of the Premises without Landlord's consent to an entity controlling, controlled by or under common control with Tenant, or in connection with a merger or consolidation or in connection with the sale of all or substantially all of Tenant's stock or assets, provided the same shall not release the original Tenant, and provided further that Tenant provides Landlord with not less than thirty (30) days prior written notice of such transaction, and provided further that the transferee must continue to comply with all other provisions of this Lease.

ARTICLE 11. INSURANCE:

     11.1 PUBLIC LIABILITY INSURANCE: Tenant at its expense, shall maintain at all times during the term of this Lease, comprehensive public liability insurance, contractual liability insurance and property damage liability insurance in respect of the Premises and the conduct or operation of business therein, with Landlord, its asset manager and property manager, if any, and any Superior Lessor or Superior Mortgagee whose name and address shall previously have been furnished to Tenant, as additional insureds, with Two Million and No/100 Dollars ($2,000,000.00) minimum combined single limit coverage, or its equivalent. The limits of such insurance shall not limit the liability of Tenant. All such insurance shall insure the performance by Tenant of the indemnity agreement as to liability for injury to, illness of, or death of persons and damage to property set forth in Article 18. For insurance required to be maintained by Tenant under Sections 11.1 and 11.2, Tenant shall deliver to Landlord and any additional insured ACORD Form 25-S certificates of insurance, or any other form reasonably requested by Landlord, issued by the insurance company or its authorized agent, at least ten (10) days before the Commencement Date. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insured such renewal certificate before the expiration of any existing policy.

     11.2 PROPERTY INSURANCE: Landlord shall maintain fire and extended coverage insurance on the Building, subject to such reasonable deductible as Landlord may establish. Landlord shall have the right to place on the Building any other insurance as Landlord shall deem necessary. Tenant shall obtain and bear the expense of casualty insurance insuring the property of Tenant and Tenant Improvements on the Premises against such risks and naming Landlord and any Superior Lessor or Superior Mortgagee of the Building of whose identity Tenant is notified, as additional insureds. As Additional Rent for the Premises, Tenant shall reimburse Landlord for Tenant's proportionate share of the cost of all insurance maintained by Landlord with respect to the Building as set forth in Section 5.1.1.


     11.3 ACCEPTABLE INSURANCE COMPANIES: All insurance policies required to be carried by Tenant hereunder shall be issued by responsible insurance companies authorized to issue insurance in the State of Oregon rated A-7 or higher by Best's Insurance Rating Service.

     11.4 INCREASE IN COVERAGE: Landlord may from time to time, but not more frequently than once every five (5) years, require that the amount of comprehensive public liability insurance to be maintained by Tenant under this Section be increased so that the amount thereof adequately protects the Landlord's interest based on amounts of coverage required of comparable tenants in comparable buildings.

     11.5 WAIVER OF SUBROGATION: The insurance coverage required by this
Article 11 shall contain a clause pursuant to which the insurance carriers waive all rights of subrogation against Landlord or Tenant, as the case may be, with respect to losses payable under such policies. Tenant and Landlord each waives any and all right of recovery against the other, or against the officers, partners, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, if and to the extent that such loss or damage is insured against under any casualty insurance policy in force at the time of such loss or damage, or which is to be insured against under the terms of this Lease. Any applicable deductible amount or self-insured amount shall be treated as through it were recoverable under such policies.

ARTICLE 12. RULES AND REGULATIONS:

     Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease as Exhibit E and all reasonable modifications thereof and additions thereto from time to time established by Landlord by written notice to Tenant; provided, however, that no such modification shall materially adversely affect Tenant's rights or obligations under this Lease. Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building of any said rules and regulations but Landlord shall use reasonable efforts to enforce the rules and regulations applicable to any other Building occupant upon Tenant's request.

ARTICLE 13.  ALTERATIONS:

     13.1 REQUIREMENTS: Tenant shall not make or suffer to be made any alterations, additions, or improvements ("ALTERATIONS") in, on, or to the Premises or any part thereof without the prior written consent of Landlord.

     Landlord will not unreasonably withhold its consent to any Alterations provided (i) the Alterations are nonstructural, do not impair the strength of the Building or any part thereof, and are not visible from the exterior of the Premises; (ii) the Alterations do not affect the proper functioning of HVAC Systems, mechanical, electrical, sanitary or other utilities, systems and services of the Building, or increase the usage thereof by Tenant; (iii) Landlord shall have approved the final plans and specifications for the Alterations and all contractors who will perform the alterations; (iv) if Landlord is performing the Alterations, Tenant pays to Landlord a fee for Landlord's indirect costs, field supervision or coordination in connection with the Alterations equal to fifteen percent (15%) of the actual cost of such Alterations; (v) materials used are consistent with the existing materials in the Premises and comply with Building standards; and (vi) before proceeding with any

Alteration which will cost more than $10,000, Tenant obtains and delivers to Landlord a performance bond and a labor and materials payment bond for the benefit of Landlord, issued by a corporate surety licensed to do business in Oregon each in an amount equal to one hundred twenty-five percent (125%) of the estimated cost of the Alterations and in form satisfactory to Landlord, or such other security as shall be reasonable satisfactory to Landlord. Unless all of the foregoing conditions are satisfied, Landlord shall have the right to withhold its consent to the Alterations in Landlord's sole and absolute discretion. This provision shall not apply to the initial build out of the Premises including the third floor and second floor.

     13.2 REMOVAL AND RESTORATION: After the expiration or sooner termination of the Lease Term and upon demand by Landlord, Tenant shall remove any or all Alterations and Tenant Improvements made by or for the account of Tenant, designated by Landlord at the time of approval to be removed, and Tenant shall repair and restore the Premises to their original condition, subject to ordinary wear and tear. Such removal, repair and restoration work shall be done promptly and with all due diligence at Tenant's cost and expense. The provisions of this Article 13 shall not apply to the initial Tenant Improvements described in to this Lease.

     13.3 COMPLIANCE: All Alterations (including any modifications of the Building or Building Common Areas occasioned by the Alterations) shall comply with applicable laws in effect at the time they are made, the other terms of this Lease, and plans and specifications approved by Landlord. Landlord shall have no duty to Tenant with respect to the safety, adequacy, construction, efficiency or compliance with laws, with regard to the design of the Alterations, the plans or specifications therefore, or any other matter related to the Alterations, nor shall the approval by Landlord of any such alterations be deemed to be a representation as to the safety, adequacy, construction, efficiency or compliance of said alterations.

     13.4 NO LIENS: Except to the extent of any initial Tenant Improvements described in Exhibit D which are to be performed by or on behalf of Landlord, Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Alterations, or any other work, labor, services, equipment, or materials done for or supplied to tenant, or any other person claiming through or under Tenant, which shall be issued by any public authority having or asserting jurisdiction. Tenant shall notify Landlord of, and shall defend, indemnify and save harmless Landlord and any Superior Lessor or Superior Mortgagee from and against any and all construction and other liens and encumbrances filed in connection with Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming through or under Tenant, including, without limitation, security interests in any materials, fixtures, equipment, or articles so installed in and constituting part of the Premises and against all costs, expenses and liabilities incurred in connection with any such lien or encumbrance or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within thirty (30) days after the filing thereof. Nothing herein contained shall prevent Tenant from contesting, in good faith and at its own expense, any notice of violation, or lien provided Tenant posts for the protection of Landlord security acceptable to Landlord.

ARTICLE 14. LANDLORD'S AND TENANT'S PROPERTY:

     14.1 LANDLORD'S PROPERTY: Except as otherwise provided in Section 14.2, all fixtures, carpeting, equipment, improvements and appurtenances attached to or built into the Premises at the commencement of or during the Lease Term, whether or not by or at the expense of Tenant, shall upon the expiration or earlier termination be and remain a part of the Premises, shall be deemed the property of Landlord and shall not be removed by Tenant, except as provided in Section
13.2 and 14.2 of this Lease; provided, that at Landlord's written request, Tenant shall, at its sole expense and upon the expiration or earlier termination of the Lease, remove those items specified by Landlord at the commencement or during the term, including any or all fixtures, equipment, improvements, appurtenances and other personal property, which are deemed herein the property of Landlord, but not including the initial Tenant Improvements provided by Landlord pursuant to Exhibit D of this Lease. Tenant's covenant to remove property specified by Landlord shall survive the expiration or earlier termination of this Lease.

     14.2 TENANT's PROPERTY: All unattached business and trade fixtures, machinery and equipment, computer and communications equipment and office equipment which are installed in the Premises by or for the account of Tenant without expense to Landlord and which can be removed without structural damage to the Building and all furniture, furnishings (excluding window coverings) and other articles of movable personal property owned by Tenant and located in the Premises (herein collectively called "TENANT'S PROPERTY") shall be and remain the property of Tenant and may be removed by Tenant at any time during the term of this Lease; provided, that if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall be deemed not to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered Tenant's Property, and shall be deemed the property of Landlord.

     14.3 ABANDONMENT: Any items of Tenant's Property may be deemed, at the option of Landlord, to have been abandoned if left in the Premises after the abandonment deadline, and in such case such items may be retained by Landlord, without accountability, in such a commercially reasonable manner as Landlord shall determine at Tenant's expense. The abandonment deadline means the earlier of the expiration date of this Lease, or five (5) days following an earlier termination date, or three (3) business days following entry of an order of possession for restoration of the Premises to Landlord.

ARTICLE 15. SERVICES AND UTILITIES:

        15.1 UTILITIES: Provided the Tenant shall not be in default hereunder, and subject to any contrary provisions of this Lease and to the rules and regulations of the Building, Landlord agrees to furnish to the Premises (i) heat and air conditioning from 7:00 A.M. to 6:00 P.M. on weekdays and 8:00 A.M. to 1:00 P.M. on Saturdays, exclusive of legal holidays, (ii) continuous water and electricity service reasonably suitable for the intended use of the Premises, (iii) janitorial services after 6:00 P.M. on weekdays exclusive of legal holidays, and (iv) continuous elevator service which shall mean service by unattended automatic elevators. Landlord may provide additional or after-hours heating or air-conditioning on such terms as Landlord may establish from time to time. Landlord shall base such charge on Landlord's actual costs of providing such service (inclusive of wear and tear on the HVAC system) without profit to Landlord. Tenant shall be responsible for providing HVAC service to Tenant's computer rooms, and Landlord may separately meter electrical draw of such computer room HVAC usage, in which case Tenant shall pay to Landlord such metered charge with the next payment of Rent. Tenant agrees to use reasonable efforts to keep and cause to be kept closed all window coverings when necessary because of sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating, ventilating, and air-conditioning system. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air-conditioning system, Landlord reserves the right after thirty (30) days' notice to Tenant and opportunity to cure (except in cases of emergency or threatened damage to Building systems) to install supplementary air-conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Any sums payable under this Article 15 shall be considered Additional Rent and may be added to any installment of Base Rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of Base Rent.

        15.2 EXCESS USAGE: If Tenant uses excessive amounts of utilities or services of any kind as reasonably determined by Landlord because of operation outside of normal use or normal Building hours, high demands from nonstandard or excessive amounts of office machinery or equipment, nonstandard lighting, or any other cause, Landlord may impose a reasonable charge for supplying such extra utilities services, which charge shall be payable monthly by Tenant in conjunction with Rent payments. Landlord may install a special meter at Tenant's expense to measure the amount of water, electric current or other resource consumed for any such other use. In case of dispute over any extra charge under this Section, Landlord shall designate a qualified independent engineer whose decision shall be conclusive on both parties. The party not prevailing in such dispute shall pay the cost of such engineer's determination. Tenant may not use equipment at the Premises with an overall electrical draw in excess of 7.5 watts per rentable square foot of the area of the Premises.

        15.3 DISCLAIMER: Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, or by reason of
(i) the installation, use or interruption of any use of any equipment in connection with the furnishing of the foregoing utilities and services, unless such interruption is caused by Landlord's failure to reasonably maintain and operate such equipment (including HVAC), (ii) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, any other accidents or other condition beyond the reasonable control of Landlord, or by the making of regular maintenance repairs or improvements to the Premises or the Building, or (iii) the limitation, curtailment, rationing or restriction on uses of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Building. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resource consumption.

        15.4 USE OF COMMON AREAS AND FACILITIES: The Project, including, without limitation, parking areas, lighting facilities, pedestrian sidewalks and ramps, landscaped areas, exterior stairways, rest rooms, and other areas and improvements shall at all times be subject to the exclusive control and management of Landlord. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to establish, modify and enforce reasonable rules and regulations necessary for the proper operation and maintenance of the Project. Landlord shall have the right to close from time to time all or any portion of the Project to such extent as, in the opinion of Landlord's legal counsel, may be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person (other than Tenant) or the public therein. If the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of Rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

        15.5 PARKING FACILITIES: Tenant shall have the right throughout the Lease Term to use non-reserved parking spaces, on a non-exclusive basis jointly with the other tenants of the Building, and their employees, agents and invitees, subject to terms and conditions which may be changed from time to time. Landlord shall maintain a parking ratio of 4 spaces per 1,000 square feet of rentable area in the Building.

            15.6 SIGNAGE: Tenant shall not install or keep any of its own signs on or about the Premises which are visible from any public areas without the prior written consent of Landlord, which Landlord shall not unreasonably withhold if such signage is in compliance with Landlord's signage program. Any such sign request shall be made in accordance with the application process in place at the time of the request, and all such signs shall be in compliance with Landlord's signage program. If there is any sign on or about the Premises or Building without the consent of Landlord, Landlord may remove any such signs and Tenant shall pay Landlord the cost of removal together with interest as set forth in Section 22.4 from date of expenditure until payment is made in full. Tenant shall pay promptly after Landlord invoices Tenant for such costs. If Landlord consents to such signs, Tenant shall repair any damage which alteration, renovation or removal of its signs may cause during or at the expiration or termination of the Lease Term. Tenant, at its expense, shall remove its signs from the Premises at the termination or expiration of this Lease, repair any damage and restore the Premises.

            15.6.1 DIRECTORIES. After the Commencement Date of this Lease, Landlord will provide Tenant with Building standard signage indicating Tenant's location in the Building. The location of the Premises shall be designated by Building standard signage on a Building lobby directory and at the entry of the Premises. All such identification signs and directories shall be designed and installed at the sole discretion of Landlord. The expenses associated with the initial inclusion and maintenance of Tenant's name and location on such signs shall be treated as Operating Expenses, but the expenses associated with any changes to such directory signs requested by Tenant shall be Tenant's responsibility and shall be treated as Additional Rent pursuant to Section 2.4 of this Lease.

      15.7 MAILBOX: Landlord shall furnish Tenant, without additional charge, a locked mailbox in the building.

ARTICLE 16. ACCESS:

      Landlord reserves, and shall at all times have, the right to re-enter the Premises upon 24 hours' prior notice to Tenant (except in an emergency and except for janitorial services) and subject to Tenant's reasonable security requirements (except in an emergency) to inspect the same, to supply janitor service (if provided for under this Lease), and to perform any other service to be provided by Landlord to Tenant, to show the Premises to prospective purchasers, mortgagees or (during the last twelve (12) months prior to expiration of the term) tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part, without abatement of Rent. For such purpose, Landlord may erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned by Landlord's conduct pursuant to and in compliance with the Section. For each of the purposes stated in this Section, Landlord shall at all times have and retain a key to all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance). Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open all doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to any portion of the Premises obtained by Landlord by any such means, or otherwise shall not under any circumstances be construed or deemed to be forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from all or part of the Premises. So long as Landlord does not unreasonably impede access to and from the Premises for Tenant and its employees and invitees, Landlord shall also have the right at any time, to modify the Park Common Areas, to change the arrangement and/or location of entrances, lobbies, parking facilities, passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known.

ARTICLE 17. NOTICE OF OCCURRENCES:

     Tenant shall use reasonable effort to give prompt notice to Landlord of:
(i) any known occurrence in or about the Premises for which Landlord might be held liable; (ii) any known fire or other casualty in the Premises; (iii) any known damage to or defect in the Premises including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord might be responsible; and (iv) known damage to or defect in any part or appurtenances of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator or other systems located in or passing through the Premises or any part thereof but failure to give such notice shall not be a default hereunder or otherwise affect the rights or obligations of the parties.

ARTICLE 18. NONLIABILITY AND INDEMNIFICATION:

     18.1 WAIVER: Neither Landlord nor any director, officer, agent, servant or employee of Landlord shall be liable to Tenant for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss (except to the extent caused by or resulting from the negligence or intentional torts of Landlord; provided further that the provisions of the next two sentences and the waiver of subrogation in Section 11.5 shall supersede this exception). It is the intent of the parties that it be Tenant's obligation to carry and look to its own all risk insurance policy for coverage of any such item resulting from an accident even if caused by the negligence of Landlord. Further, neither
Landlord nor any director, officer, agent, servant or employee of Landlord shall be liable: (i) for any such damage caused by other tenants or persons in, upon or about the Project or caused by operations in construction of any private, public or quasi-public work; or (ii) in any event for consequential damages, including lost profits, of Tenant or any person claiming through or under Tenant.

     18.2 INDEMNIFICATION: Tenant shall defend, indemnify and hold harmless Landlord and all Superior Lessors and/or Superior Mortgagees and its and their respective partners, directors, officers, agents and employees from and against any and all third party claims for bodily injury and/or property damage arising from or in connection with any accident, injury or damage whatever to the extent caused by Tenant, its employees, agents, officers, subtenants, contractors and invitees, together with all costs, expenses and liabilities incurred or in connection with each such claim or action of proceeding brought thereon, including, without limitation, all attorneys' fees and expenses at trial and upon appeal. Nothing contained herein shall be construed to make Tenant liable for the actions of the Landlord or Landlord's manager, employees or contractors.

ARTICLE 19. DAMAGE OR DESTRUCTION:

     19.1 CASUALTY: If the Premises or the Building are damaged by fire or other casualty, Landlord shall forthwith repair the same unless this Lease is terminated as permitted herein. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant if the Building is damaged in excess of twenty-five percent (25%) of the Building's precasualty value, as reasonably determined by Landlord (damage in excess of such amount being referred to as "MAJOR DAMAGE" and damage equal to or less than such amount being referred to as "MINOR DAMAGE"). If Major Damage occurs, Landlord may elect to terminate the Lease. If Minor Damage occurs then Landlord shall repair such damage and rebuild that portion of the Building or the Premises damaged. In the event of Major Damage, if Landlord gives its written notice to Tenant electing to rebuild, within sixty (60) days of the date of damage, or in the event of Minor Damage, this Lease shall remain in full force and effect provided the repairs are completed within three hundred (300) days except the Rent shall be reasonably abated during the period of repair based on that portion of the rentable square feet of the Premises not reasonably useable by Tenant. If such repairs are not completed within three hundred (300) days after the date of the casualty, Tenant may terminate this Lease by written notice to Landlord given at any time thereafter, unless Landlord completes such repairs within sixty
(60) days after delivery of such notice. If in the event of Major Damage, Landlord elects by written notice to Tenant not to rebuild, then this Lease shall automatically terminate as of the effective date of such notice, the Rent shall be reduced by a proportionate amount based upon the extent to which Tenant's use of the Premises is impaired, and the Tenant shall pay such reduced Rent up to the date of termination. Landlord agrees to refund to Tenant any Rent previously paid for any period of time subsequent to such date of termination. Landlord shall not be required to repair any damage by fire or other cause to the property of Tenant.

     19.2 CONDEMNATION: If more than twenty-five percent (25%) of the Land and/or Building shall be taken or appropriated under the power of eminent domain or conveyed in lieu thereof, Landlord shall have the right to terminate this Lease. If this Lease is terminated, Landlord shall receive (and Tenant shall assign to Landlord upon demand from Landlord) any and all income, rent, award or any interest thereon which may be paid or owned in connection with the exercise of such power of eminent domain or conveyance in lieu thereof, and Tenant shall have no claim against the agency exercising such power or receiving such conveyance, for any part of such sum paid by virtue of such proceedings, whether or not attributable to the value of the unexpired term of this Lease, except for the unamortized value of Tenant Improvements paid for by Tenant and relocation benefits, if any. If a part of the Land and/or Building shall be so taken or appropriated or conveyed and Landlord hereto shall elect not to terminate this Lease, Landlord shall nonetheless receive (and Tenant shall assign to Landlord upon demand from Landlord) any and all income, rent, award or any interest thereon paid or owed in connection with such taking, appropriation or conveyance; and if the Premises have been damaged as a consequence of such partial taking or appropriation or conveyance, Landlord shall restore the Premises and this Lease shall remain in full force and effect except that the Rent shall be equitably adjusted according to the remaining rentable area of the Premises and the Building while such restoration is being made by Landlord. Notwithstanding the foregoing, Landlord's obligation to restore the Premises if this Lease is not terminated, shall be limited to the extent of available condemnation proceeds. Such proportionate reduction shall be based upon the extent to which the restoration being made by Landlord shall interfere with the business carried on by Tenant in the demised Premises. Landlord will not be required to repair or restore any injury or damage to the property of Tenant.

ARTICLE 20. SURRENDER AND HOLDING OVER:

     20.1 GENERAL: On the last day of the term of this Lease, or upon re-entry by Landlord upon the Premises, Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear, and in accordance with the restoration provisions of Articles 3 and 4 and EXHIBIT D of this Lease.

     20.2 SURRENDER: No agreement relating to the surrender of the Premises by Tenant shall be valid unless in writing and signed by Landlord.

     20.3 HOLDING OVER: If Tenant shall retain possession of the Premises or any part thereof without Landlord's consent (express or implied) following the expiration or sooner termination of this Lease for any reason, then Tenant shall pay to Landlord for each day of the first ninety (90) days of such retention one hundred twenty five percent (125%) of the daily prorated amount of the Rent for the last period prior to the date of such expiration or termination subject to adjustment as provided in Article 5 and for each day of such retention after such ninety (90) day period one hundred fifty percent (150%) of the daily prorated amount of the Rent for the last period prior to the date of such expiration or termination, subject to adjustment as provided in Article 5. Tenant shall also indemnify and hold harmless from any loss or liability resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Holding over with Landlord's consent shall constitute renewal of this Lease from month to month. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this Section shall waive Landlord's right of re-entry or any other right. Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any Rent from Tenant while Tenant is holding over.

ARTICLE 21. EVENTS OF DEFAULT:

     The following shall constitute Events of Default:

     21.1 If Tenant shall default in the payment of any Security Deposit, Base Rent or Additional Rent, and such default shall continue for five (5) days after written notice that payment is due; provided that during any consecutive twelve (12) month period, Tenant shall be entitled to only one notice of payment default under this Section 21.1, and any subsequent payment default in such twelve (12) month period shall constitute an Event of Default if payment is not made within five (5) days after it is due.

     21.2 If Tenant shall, whether by action or inaction, be in default of any of its obligations under this Lease (other than a default in the payment of Rent) and such default shall continue and not be remedied within thirty (30) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a default which cannot with due diligence be cured within such time period and the continuance of which for the period required for cure will not subject Landlord or any Superior Lessor to prosecution for a crime or termination of any Superior Lease or foreclosure of any Superior Mortgage, if Tenant shall not, (i) within such time period advise Landlord of Tenant's intention to take all steps necessary to remedy such default; (ii) duly commence within such time period, and thereafter diligently prosecute to completion all steps necessary to remedy the default; and (iii) complete such remedy within a reasonable time after the date of said notice of Landlord;

     21.3 If any event shall occur whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, be transferred to any person, firm or corporation, except as expressly permitted by Article 10;

     21.4 If Tenant or any guarantor of Tenant's obligations shall make a general assignment for the benefit of creditors, or shall be unable to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or shall fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties;

     21.5 If within thirty (30) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed or if, within thirty (30) days after the appointment without the consent or acquiescence of Tenant of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or

     21.6 If this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days.

ARTICLE 22. REMEDIES UPON DEFAULT:

     22.1 REMEDIES: Upon the occurrence of an Event of Default constituting a breach of this Lease under Article 21, Landlord may exercise any one or more of the remedies set forth in this Article 22 or in Article 25, or any other remedy available under applicable law or contained in this Lease.

     22.1.1 Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the Premises, or any part thereof, either by summary eviction proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any person therefrom, to the end that Landlord may have, hold and enjoy the Premises.

     22.1.2 Landlord at its option may relet the whole or any part of the Premises from time to time, either in the name of the Landlord or otherwise, to such tenants, for such terms ending before, on or after the expiration date of the Lease Term, at such rentals and upon such other conditions (including concessions, tenant improvements, and free rent periods) as Landlord may reasonably determine to be appropriate. Landlord at its option may make such physical changes to the Premises as Landlord reasonably considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting Tenant's liability. If there is other unleased space in the Building, Landlord may lease such other space without prejudice to its remedies against Tenant; provided, however, that Landlord shall not unreasonably discriminate against the Premises in its leasing efforts.

          22.1.3 Whether or not Landlord retakes possession or relets the Premises, Landlord shall have the right to recover unpaid rent and all damages caused by the default as well as all costs and expenses incurred in the connection with the enforcement of this Lease, including reasonable attorney fees and court costs. Damages shall include, without limitation: (i) all rentals lost; (ii) all legal expenses and other related costs incurred by Landlord following Tenant's default; (iii) all reasonable costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting; (iv) all unamortized tenant improvement allowance and lease commissions; and (v) all reasonable costs incurred by Landlord in reletting the Premises, including, without limitation, any brokerage commissions and the value of Landlord's time.

          22.1.4 To the extent permitted under applicable law, Landlord may sue periodically for damages as they accrue without barring a later action for further damages. Landlord may in one action recover accrued damages plus damages attributable to the remaining Lease Term equal to the difference between the rent reserved in this Lease (including an estimated amount of Additional Rent as determined by Landlord) for the balance of the Lease Term after the time of award, and the fair rental value of the Premises for the same discounted to the time of award at the rate of nine percent (9%) per annum. If Landlord has relet the Premises for the period which otherwise would have constituted the unexpired portion of the Lease Term or any part, the amount of rent reserved upon such reletting shall be deemed, prime facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

          22.1.5 To seize and dispose of Tenant's Property (as that term is defined in Section 14.2) in any manner permitted by law.

          22.1.6 Nothing in this Section 22 shall alter any duty to mitigate damages in accordance with Oregon law.

     22.2 CUMULATIVE REMEDIES: The remedies provided for in this Lease are cumulative and are not intended to be exclusive of any other remedies to which Landlord may lawfully be entitled at any time.

     22.3 TERMINATION: In the event of a default, this Lease may be terminated at the option of Landlord by Landlord giving written notice to Tenant. If this Lease is not terminated by election of Landlord or otherwise, Landlord shall be entitled to recover damages from Tenant for the default. If this Lease is terminated, Tenant's liability to Landlord for damages shall survive such termination, and Landlord may re-enter, take possession of the Premises, and remove any persons or property by legal action or by self-help with the use of reasonable force and without liability for damages to Tenant, its property, any other persons, and/or their property. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's contractual liability under the Lease unless written release of liability is given by Landlord to Tenant.

     22.4 INTEREST ON DAMAGES: In addition to any other remedies Landlord may have under this Lease, and without reducing or adversely affecting any of Landlord's rights and remedies under this Article 22, if any Base Rent, Additional Rent or damages payable hereunder by Tenant to Landlord are not paid within ten (10) days after demand therefor, the same shall bear interest at the annual rate equal to four percent (4%) over the prime rate as announced in The Wall Street Journal from time to time or the maximum rate permitted by law, whichever is less, calculated monthly from the due date thereof until paid, and the amount of such interest shall be included as Additional Rent.

ARTICLE 23.  RELOCATION

     Intentionally deleted.

ARTICLE 24.  NO WAIVERS OF PERFORMANCE:

     The failure of Landlord to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations or any other obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of Rent with knowledge of a breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

ARTICLE 25.  CURING TENANT'S DEFAULTS:

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for the periods referred to in Article 21, hereof, Landlord may make any such payment or perform any such act on Tenant's part to be made or performed as in this Lease provided but shall not be obligated so to do. Any such payment or performance shall not be a waiver or release of Tenant's obligations. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the rate specified in Section 22.4 from the date of such payment by Landlord shall be payable as Additional Rent to Landlord on demand, and Tenant covenants to pay any such sums, and Landlord shall have, in addition to any other right or remedy of Landlord, the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of Rent.

ARTICLE 26.  BROKER:

     Tenant and Landlord covenant, warrant and represent that no broker except as provided in the Basic Lease Information (the "BROKER") was instrumental in bringing about or consummating this Lease and that neither party has had conversations or negotiations with any broker except the Broker concerning the leasing of the Premises. Tenant agrees to indemnify and hold harmless Landlord against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by Tenant with any broker other than the Broker. Landlord shall pay any brokerage commissions due the Broker as per a separate agreement between Landlord and the Broker.

ARTICLE 27.  NOTICES:

     Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Lease). Notices shall be deemed to have been properly given, rendered or made: upon delivery if delivered in person or by confirmed facsimile to the Landlord or Tenant; or, if sent postage prepaid by registered or certified mail, return receipt requested, effective seventy-two (72) hours after posted in a United States post office station or letter box in the continental United States, addressed to the other party at the address designated by the party (except that after the Commencement Date, Tenant's address, unless Tenant shall give notice to the contrary, shall be the Tenant's address at the Premises in the Building). Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands, consents, approvals or other communications intended for it.

ARTICLE 28.  ESTOPPEL CERTIFICATES:

     Tenant agrees, at any time and from time to time, as requested by Landlord with not less than ten (10) days' prior notice, to execute and deliver to Landlord a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Base Rent and Additional Rent have been paid, stating whether or not, to the best knowledge of Tenant, the Landlord is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the Tenant shall have knowledge, and stating whether or not, to the best knowledge of Tenant, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event, it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the Landlord and by others with whom Landlord may be dealing, regardless of independent investigation. Tenant also shall include in any such statement such other information concerning this Lease as Landlord may reasonably request. If Tenant fails to respond within fifteen (15) days of receipt by the party of a written request for such a statement, such failure shall constitute an Event of Default and Tenant shall be deemed to have given such statement and shall be deemed to have admitted the accuracy of any information contained in the request for such statement and that the Lease is unmodified and in full force and effect, that there are not uncured defaults in Landlord's performance, and that not more than one (1) month's Rent has been paid in advance.

ARTICLE 29.  MEMORANDUM OF LEASE:

     Tenant shall not record this Lease. If requested by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a memorandum of lease in respect of this Lease sufficient for recording. Such memorandum shall not be deemed to change or otherwise affect any of the obligations or provisions of this Lease.

ARTICLE 30.  ADJUSTMENT OF COMMENCEMENT AND EXPIRATION DATES:

     30.1 COMMENCEMENT DATE: The term of this Lease shall commence on an Area by Area basis on the dates (herein the "COMMENCEMENT DATE" for each Area) which shall be the Commencement Date specified in the Basic Lease information unless:

                30.1.1  Landlord and Tenant otherwise agree in writing; or

                30.1.2 Tenant actually occupies the Area of the Premises for the purpose of conducting business earlier than the date specified in the Basic Lease Information or in any writing made pursuant to Section 30.1.1, in which event the occupancy date shall be the Commencement Date for that Area.

        30.2 DELAY IN COMMENCEMENT: If Landlord fails to deliver an Area of the Premises with Tenant Improvements substantially complete by the above Commencement Date for the Area, due to the fault of the Landlord or due to the occurrence of an event of force majeure, Landlord shall not be considered in default of this Lease, but the Commencement Date for the Area shall be deferred until the Premises are so delivered. If such failure of delivery for an Area extends thirty (30) days or more beyond the Commencement Date for the Area, Tenant shall be entitled to a day-for-day credit against Base Rent for that Area (as Base Rent first falls due for that Area) in addition to deferral of the Commencement Date as provided above. If such delay, for the fourth floor Area only, extends beyond ninety (90) days after the Commencement Date, Tenant may terminate this Lease by written notice given to Landlord at any time thereafter but prior to substantial completion of the fourth floor Area, unless Landlord delivers the Area substantially complete within thirty (30) days after such notice (in which case such termination notice will be deemed rescinded). The foregoing rent credit and termination rights shall not apply to the extent the delay in delivery results from Tenant Delay. "Tenant Delay" shall mean delays for which Tenant is responsible pursuant to this Lease. If the Tenant Improvements are not completed on the Commencement Date for an Area due to (i) the failure of Tenant to fulfill any obligation pursuant to the terms of this Lease or any exhibit hereto, including without limitation, Tenant's failure to comply with the Construction Information Submittal Dates (i.e., timely delivery of the applicable Tenant Submittal Package) and Construction Approval Dates specified in the Basic Lease Information; or (ii) any changes in the Tenant Improvements requested by Tenant, such shall be considered causes of Tenant Delay and the Commencement Date for the Area shall be the date specified in the Basic Lease Information.

        30.3 EXPIRATION DATE: In the event the Commencement Date for the Fourth Floor is adjusted to a date other than as specified in the Basic Lease Information, the Expiration Date shall be extended as necessary so that the Lease Term will contain the number of full calendar months indicated in the Rent Schedule of the Basic Lease Information and so that the Expiration Date will fall on the last day of a calendar month.

        30.4 EARLY OCCUPANCY: If Landlord has given Tenant permission to enter into the possession of the Premises prior to the Commencement Date of the applicable Area, unless such possession is granted for the purpose of completing tenant-provided improvements and move-in as provided in Exhibit D, such possession or occupancy shall be deemed to be upon all the terms, covenants, conditions and provisions of this Lease, including, without limitation, the payment of Base Rent and the Additional Rent.

ARTICLE 31. MISCELLANEOUS:

        31.1 MERGER: All understandings and agreements heretofore had between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties and which is entered into after full investigation, neither party relying upon any statement or representation not embodied in this Lease.

        31.2 MODIFICATIONS: No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement is sought.

        31.3 SUCCESSORS AND ASSIGNS: Except as otherwise expressly provided in this Lease, the obligations of this Lease shall bind and benefit the successors and permitted assigns of the parties hereto.

        31.4 NONRECOURSE LEASE: Tenant shall look only to Landlord's estate and property in the Land and the Building (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its partners or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises.

        31.5 FORCE MAJEURE: The obligations of Tenant hereunder shall be in no way affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant because:

                31.5.1 Landlord is unable to fulfill, or is delayed in fulfilling, any of his obligations under this Lease by reason of strike, other labor trouble, governmental preemption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, delays in governmental processing and issuance of permits and/or inspections, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or

            31.5.2 of any failure or defect in the supply, quantity or character of electricity, water or other utilities furnished to the Premises, by reason of any requirement, act or omission of the public utility or others serving the Building with electric energy, steam oil, gas or water, or for any other reason whether similar or dissimilar, beyond Landlord's reasonable control.

      31.6 DEFINITIONS: For the purpose of this Lease, the following terms have the meanings indicated:

            31.6.1 The term "mortgage" shall include a mortgage and/or deed of trust, and the term "holder of a mortgage" or "mortgagee" or words of similar import shall include a mortgagee of a mortgage or a beneficiary of a deed of trust.

            31.6.2 The term "laws" and "requirements of any public authorities" and words of similar import shall mean laws and ordinances of any or all of the federal, state, regional, city, and county governments and rules, regulations, orders and directives of any and all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Building and/or the Premises, and the direction of any public officer pursuant to law, whether now or hereinafter in force.


            31.6.3 The term "requirements of insurance bodies" and words of similar import shall mean rules, regulations, orders, and other requirements of the Oregon Surveying and Rating Bureau and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Building and/or the Premises, whether now or hereafter in force.

            31.6.4 The term "Tenant" shall mean the Tenant herein named or any assignee or other successor in interest (immediate or remote) of Tenant herein named, which at the time in question is the owner of Tenant's estate and interest granted by this Lease; but the foregoing provisions of this subsection shall not be construed to permit any assignment of this Lease or to relieve Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of Tenant herein named from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease.

            31.6.5 The term "Land" shall mean the real property lot or parcel upon which the Building is located including without limitation parking areas, landscaped areas, walkways, driveways, sidewalks and curbs.

            31.6.6 The term "Landlord" shall mean only the owner at the time in question of the Building or of a lease of the Building, so that in the event of any transfer or transfers of title to the Building or of Landlord's interest in a lease of the Building, the transferor shall be and hereby is relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, and it shall be deemed without further agreement that such transferee has assumed and agree to perform and observe all obligations of Landlord herein during the period it is the holder of the Landlord's interest under this Lease.

            31.6.7 The term "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Lease as a whole, and not to any particular Article, section or subsection, unless expressly so stated.

            31.6.8 The term "and/or" when applied to two or more matters or things shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question.

            31.6.9 The term "person" shall mean natural person or persons, a partnership, a corporation and any other form of business or legal association or entity.

      31.7 EFFECT OF EXPIRATION: Upon the expiration or other termination of this Lease, neither party shall have any further obligation of liability to the other ??? as otherwise expressly provided in this Lease and except for such obligations as by their nature or under the circumstances can only be, or by the provisions of this Lease, may be, performed after such expiration or other termination; and, in any event, unless otherwise expressly provided in this Lease, any liability for a payment (including, without limitation, Additional Rent, herein) or performance of an obligation which shall have accrued to or with respect to any period ending at the time of expiration or other termination of this Lease shall survive the expiration or other termination of this Lease.

      31.8 EXCAVATION: If an excavation shall be made upon land adjacent to or under the Building, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter the Premises for the purpose of performing such work as said person shall deem reasonably necessary or desirable to preserve and protect the Building from injury or damage and to support the same by proper foundations, and without reducing or otherwise affecting Tenant's obligations under this Lease.

      31.9 UNION CONTRACTS: Tenant agrees that the exercise of its rights pursuant to the provision of Article 13 or of any other provisions of this Lease or the Exhibits hereto shall not be done in a manner which would violate Landlord's union contracts affecting the Project, nor create any lawful work stoppage.

picketing, labor disruption or dispute or any interference with the business of Landlord or any tenant or occupant of the Building.

     31.10 PRORATIONS: Any appointments or prorations of Base Rent or Additional Rent to be made under this Lease shall be computed on the basis of a three hundred sixty (360) day year, with twelve (12) months of thirty (30) days each.

     31.11 GOVERNING LAW: Regardless of the place of execution or performance, this Lease shall be governed by and construed in accordance with the laws of the State of Oregon. If any provision of this Lease or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, heading and titles in this Lease are solely for convenience or reference and shall not affect its interpretation. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. Time is of the essence of this Lease and all of its provisions.

     31.12 LIGHT, AIR AND VIEW: Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or near the Building shall in no way affect this Lease or impose any liability on Landlord.

     31.13 TENANT REPRESENTATIONS: If Tenant is an entity other than an individual, each person executing this Lease on behalf of Tenant does hereby covenant and warrant that (i) Tenant is duly organized and validly existing under the laws of its state of formation, and if such entity is existing under the laws of a jurisdiction other than Oregon, is qualified to transact business in Oregon; (ii) Tenant has full right and authority to enter into this Lease and perform all of Tenant's obligations hereunder; and (iii) each person signing this lease on behalf of Tenant is duly and validly authorized to do so.

     31.14 DEFINED TERMS: Words capitalized other than as the first word of a sentence are defined terms and have the meaning, throughout this Lease, given to them when they are first used with an initial capital or when used in quotation marks.

     31.15 COUNTERPARTS: This Lease may be executed in one or more counterparts by separate signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding on all parties hereto, even though all parties are not signatories to the original or to the same counterpart. Any counterpart of this Lease that has attached to it separate signature pages, which together contain the signatures of all parties, shall for all purposes be deemed a fully-executed instrument, and in making proof of this Lease, it shall not be necessary to produce or account for more than one such counterpart.

     31.16 COSTS AND ATTORNEY FEES:

          31.16.1 NO SUIT OR ACTION FILED. If this Lease is placed in the hands of an attorney due to a default in the payment or performance of any of its terms, the defaulting party shall pay, immediately upon demand, all of the other party's costs and expenses associated with enforcing the Lease, including reasonable attorney fees and collection costs even though no suit or action is filed thereon, and any other fees or expenses incurred by the nondefaulting party.

          31.16.2 LITIGATION OR ARBITRATION: If legal action is instituted to enforce or interpret any of the terms of this Lease or if legal action is instituted in a Bankruptcy Court for a United States District Court to enforce or interpret any of the terms of this Lease, to seek relief from an automatic stay, to obtain adequate protection, or to otherwise assert the interest of Landlord in a bankruptcy proceeding, the party not prevailing shall pay the prevailing party's costs and disbursements, the fees and expenses of expert witnesses in determining reasonable attorney fees, and such sums as the court may determine to be reasonable for the prevailing party's attorney fees connected with the trial and any appeal and by petition for review thereof.

          31.16.3 DEFINITIONS: For purposes of this Lease, the term attorney fees includes all charges of the prevailing party's attorneys and their staff (including without limitation legal assistants, paralegals, word processing, and other support personnel) and any postpetition fees in a bankruptcy court. For purposes of this Lease, the term fees and expenses includes but is not limited to long-distance telephone charges; expenses of facsimile transmission; expenses for postage (including costs of registered or certified mail and return receipts), express mail, or parcel delivery; mileage and all deposition charges, including but not limited to court reporters' charges, appearance fees, and all costs of transcription; costs incurred in searching records.

     31.17 EFFECT OF FAILURE TO CONSENT: Except where a different standard is expressly provided in this Lease, the Landlord may grant or refuse to consent or approve any item in its reasonable discretion. Where this Lease states that a consent or approval may not unreasonably be withheld, and a party unreasonably withholds or conditions such consent, the other party shall not be entitled to any damages or termination of this Lease for such withholding, if being intended that their sole remedy shall be to obtain an injunction compelling such consent or approval.

        IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease Agreement as of the date and year first above written.

LANDLORD                               TENANT

AmberJack, Ltd.                        Webridge, Inc., a Delaware corporation
c/o Birtcher Property Services
27611 La Paz Road
Laguna Niguel CA 92607-0009

By: /s/ [SIGNATURE ILLEGIBLE]          By: /s/ DAVID L. BRINK
   --------------------------------       --------------------------------

Title:  Development Manager            Title:  CFO
      -----------------------------          -----------------------------

Date:  11-16-99                        Date:  11/10/99
     ------------------------------         ------------------------------

By:  /s/ EARLE B. JOHNSON, JR.         By:  /s/ DAVID L. BRINK
   --------------------------------       --------------------------------

Title:  VP                             Title:  VP Finance
      -----------------------------          -----------------------------

Date:  11/16/99                        Date:  11/10/99
     ------------------------------         ------------------------------

                          ADDENDUM TO LEASE AGREEMENT
   BY AND BETWEEN AMBERJACK, LTD. ("LANDLORD") AND WEBRIDGE, INC. ("TENANT")
                          DATED AS OF OCTOBER 14, 1999


ARTICLE 32  RIGHT OF FIRST NEGOTIATION - 1915 BUILDING:

      32.1 Tenant shall have a right of first negotiation ("First Negotiation") to lease space (the "New Building Area") in a building to be known as the 1915 NW Amberglen Parkway Building (the "1915 Building") in accordance with the terms and conditions set forth herein. The First Negotiation shall be subject to Landlord's decision to build the 1915 Building, which decision shall be in Landlord's sole discretion. Upon the earlier of (i) Landlord's notification to Tenant of its decision to build the 1915 Building or (ii) Tenant's request to Landlord, Landlord and Tenant shall undergo negotiations for a period of forty-five (45) days for Landlord's construction of and Tenant's leasing of space in the 1915 Building (the "Exclusive Negotiation Period"). During the Exclusive Negotiation Period, Landlord shall not negotiate with any third party regarding leasing of space in the 1915 Building. Landlord and Tenant shall respond to each other's communications and inquiries during the Exclusive Negotiation Period, provided that neither party shall have any obligation regarding construction or leasing of the 1915 Building except to the extent the parties agree in writing to the same, in their sole discretion, during the Exclusive Negotiation Period.

      32.2 In addition to the First Negotiation provided above, not earlier than Landlord's receipt of the first proposal to lease space in the 1915 Building from a prospective tenant (whether on a build-to-suit or other basis), and not later than Landlord's execution of the first third-party lease for any part of the 1915 Building, Landlord shall notify Tenant that Landlord is negotiating a lease for space in the 1915 Building. Tenant acknowledges that, in the case of a build-to-suit lease, such notification might occur at substantially the same time as Landlord's notification under Section 32.1.

      32.3 The First Negotiation and notice rights granted in this Section 32 may only be exercised if Tenant is not in default hereunder. In the event this Lease is terminated for any reason, the rights granted to Tenant in this
Section 32 shall also terminate at the same time. In the event Tenant exercises the First Negotiation as provided herein and subsequently becomes in default prior to taking occupancy of the New Building Area, Landlord may elect, by written notice to Tenant, to terminate Tenant's prior exercise of its First Negotiation, in which event Tenant shall have no rights with respect to the New Building Area. This First Negotiation is personal to the Tenant named herein and Permitted Transferees and may only be exercised in the event the Tenant named herein or Permitted Transferees are in actual occupancy of the entire Premises at the time the expansion notice is given.

ARTICLE 33  LEASE EXTENSION:

      33.1 Provided that at the end of the primary term of this Lease, Tenant not be in default of any term, condition or covenant contained in this Lease, Tenant (but not any assignee or subtenant other than Permitted Transferees) shall have the right and option to extend the base to of this Lease, by written notice delivered to Landlord no later than August 4, 2006 (as to the first extension) and August 4, 2011 (as to the second extension), for two (2) successive additional terms of five (5) years, under the same terms, conditions, and covenants contained herein, except:

      A. Tenant shall have no further extension options unless expressly granted by Landlord in writing; and

      B. The rental for the extension term shall be based on rental rates for recent leases within the Project and on the then prevailing rental rates for properties of equivalent quality, size, utility and location, with the length of the lease term, and credit standing of the Tenant herein, to be taken into account.

     33.2 Upon notification from Tenant of the exercise of this extension option, Landlord shall within thirty (30) days thereafter notify Tenant in writing of the proposed rental for the extension term; Tenant shall within fifteen (15) days following receipt of same notify Landlord in writing of the acceptance or rejection of the proposed rental. Tenant's failure to timely provide such notice shall constitute acceptance of the proposed rental. In the event of rejection by Tenant, the extension rentals shall be determined as follows:

      33.3 Within fifteen (15) days following notification of rejection, Landlord and Tenant shall each appoint a disinterested and qualified real estate professional. If these two real estate professionals cannot agree upon an extension rental within thirty (30) days following their appointment, the two appointees shall forthwith select a third disinterested and qualified real estate professional, and the decision of any two appraisers shall be binding. Notification in writing of this decision shall be made by the appraisers to Landlord and Tenant within thirty (30) days following the selection of the third appraiser. Landlord and Tenant shall bear the expense of the appraiser appointed by each, and the expense of the third appraiser shall be shared equally by both parties.

ARTICLE 34  ANTENNA:

     Landlord hereby grants Tenant the non-exclusive right to install and maintain a satellite dish and related facilities and antenna ("SATELLITE DISH") on the roof of the Building, at Tenant's expense, which Satellite Dish and its location shall reasonably approved by Landlord, and shall be in compliance with the Protective Covenants for the Project and the terms of the Antenna License Agreement attached as Exhibit C, the terms of which are incorporated herein by this reference. There shall be no additional fee charged to Tenant for use of the roof for the Satellite Dish.

ARTICLE 35  SIGNAGE:

     35.1 Landlord hereby grants Tenant, so long as Tenant is the named Tenant or any Permitted Assign of the named Tenant, the right to install and maintain up to two signs on the Building's top floor ("SIGNAGE") in areas which Tenant and Landlord determine to be the most prominent on the Building, at Tenant's expense. Such Signage and its location and manner of attachment are subject to the prior reasonable approval of Landlord, and must be in compliance with the Protective Covenants for the Project and all applicable laws, rules, codes and regulations.

     35.2 Tenant shall submit to Landlord all plans and specifications for the installation of the Signage, together with a properly-completed Application for Architectural Review on Landlord's standard form. Tenant covenants and agrees to indemnify, defend and hold harmless Landlord against any loss, cost or expense (including reasonable attorney fees) which may be sustained or incurred by it, and assume all liability for any property damage or bodily injuries in any manner related to Tenants installation, maintenance, operation or removal of the Signage. Tenant agrees to pay all taxes, permit fees, insurance premiums, and repairs to the area where the Signage has been installed resulting from the installation of the Signage, and at Landlord's request to remove such signage upon termination of this Lease and restore the affected areas to their original condition.

     35.3 The installation, maintenance, repair, and operation and removal shall be completed by Tenant in a good and workmanlike manner an in conformity with (i) the plans, specifications and location as approved by Landlord, (ii) all governmental requirements, including any governmental permits and approvals for the operation of such Signage. Tenant shall be responsible, at Tenant's expense, for obtaining any necessary governmental permits and approvals for such Signage. Removal of Signage shall be at Tenant's expense and repair shall be virtually undetectable.

ARTICLE 36  RECOVERY OF FREE RENT AND REDUCED RENT ON TENANT DEFAULT:

     Base Rent for the first six (6) months of the term has been conditionally abated, and rent for other periods has been partially abated at $13 psf (the "Rent Abatement"). If this Lease terminates prior to the stated Expiration Date by reason of Tenant's default, then for the purposes of applying this Section 36, the amount of Base Rent for the entire base term shall be amortized on a straight-line basis over the entire base term, and the unpaid amount attributable to the Rent Abatement period will become due and payable from Tenant to Landlord as Additional Rent.

ARTICLE 37  DELAYED OCCUPANCY AS TO PORTION OF PREMISES:

     The parties agree that Tenant shall delay occupancy of the third floor of the Building, and, subject to Tenant's timely exercise of its Second Floor Option, the second floor of the Building (the "DELAYED OCCUPANCY PREMISES"). Tenant shall not be obligated to pay Rent for the Delayed Occupancy Premises until Tenant has taken possession of the Delayed Occupancy Premises, provided that Tenant shall take possession of the Delayed Occupancy Premises (and Rent shall commence for the Delayed Occupancy Premises) no later than the Commencement Dates for the applicable Areas stated in Section 1.1.3 of the Basic Lease Information. Commencing upon the earlier of (i) Tenant's actual occupancy of any area of the Delayed Occupancy Premises for the purposes of conducting business, or (ii) the Commencement Date for that Area of the Delayed Occupancy Premises ("Delayed Occupancy Premises Commencement"). Tenant shall pay Rent on the Delayed Occupancy Premises at the following rates:

              Period                 Delayed Occupancy Premises Annual Base Rent
              ------                 -------------------------------------------

                                                    Amount/PSF
                                                    ----------

        7/01/00-12/31/00                              $13.00

         1/1/01-6/30/02                               $20.00

         7/01/02-6/30/04                              $24.25

7/01/04-Initial Term Expiration                       $27.00

Except as hereinabove provided, all terms and conditions of this Lease, including without limitation the Allowance, shall apply to the Delayed Occupancy Premises. Tenant shall be permitted to buildout the

Delayed Occupancy Premises at such time as Tenant may elect, subject to the provisions of Section 6 of Exhibit D.

ARTICLE 38  RIGHT OF FIRST OFFER, 1925 BUILDING:

      38.1 Tenant shall have the right to lease additional space in the ground floor of the 1925 Building on the terms and conditions of this Section 38 ("First Offer").

      38.2 Tenant's right of First Offer shall only apply during periods when the named Tenant or its Permitted Assigns are in occupancy of at least 25,000 square feet of the Premises.

      38.3 Subject to the terms of this Section 38, should any ground floor office space in the 1925 Building become Available for Lease (the "Offer Space"), Landlord shall not, during the term of this Lease, Lease such Offer Space to another tenant without first offering Tenant the right to lease that Offer Space as provided below. Office space shall be deemed "Available for Lease" when the space is vacant and unleased, provided that office space shall not be deemed Available for Lease under any of the following circumstances:

      (a) space that is re-leased by the current tenant of the space by renewal or new lease;

      (b) space that is leased pursuant to an expansion right of another tenant, or

      (c) space that becomes vacant after Landlord terminates the lease for the space pursuant to a recapture clause, if landlord then enters into a direct lease with that tenant's prospective assignee or subtenant.

      38.4 To the extent required under this Section 38, Landlord shall not enter into a lease for any Offer Space unless and until Landlord has first notified Tenant in writing of the terms upon which Tenant may lease the Offer Space (the "Offer") and until a period of seven (7) days has elapsed from the date of the Offer without Tenant having notified Landlord in writing of Tenant's acceptance of the Offer. Tenant must accept the Offer on an all-or-nothing basis. Except as provided in the Offer, Landlord shall have no obligation to improve or provide an improvement allowance for the Offer Space, and Tenant shall accept the same in its then "As Is" condition.

      38.5 If Tenant accepts the Offer, Tenant shall, within ten (10) days after request by Landlord, execute a lease for the Offer Space, which lease shall include a clause whereby an Event of Default under this Lease shall be an Event of Default under the Offer Space lease, and vice versa. Failure of Tenant to execute such Lease shall not affect Tenant's acceptance of the Offer or Tenant's obligation to lease the Offer Space on the terms of the Offer and the other provisions of this Section 38. The Offer Space shall be subject to the same terms and conditions as set forth in this Lease, except (i) the term of the lease for the Offer Space shall be the longer of five (5) years, or the then-remaining base term of this Lease, (ii) the relocation provisions of
Article 23 of Landlord's standard lease for Ambergien shall apply if the Offer Space is 1500 rentable square feet or less; (iii) the provisions of this Addendum shall not be included in such lease, and (iv) the Base Rent shall be the higher of the scheduled Base Rent rates for the Premises under Section 1.15 of this Lease (as the schedule is in effect from and after the commencement date of the lease for the Offer Space) ("Existing Rate"); or the rent rates as reasonably determined by Landlord as of the date the Final Offer is exercised ("Landlord's Rate"). Landlord's Rate shall be based on rents for comparable space of comparable size with comparable tenant improvement levels for a similar term for tenants of similar credit worthiness, by reference to the first-class office space primarily in the Building and secondarily in other buildings comparable to the Building in age, quality and location (suburban Portland office buildings in office/business centers or parks) ("Market Rent").

      38.6 Together with its notification of the exercise of this First Offer, Tenant shall notify Landlord whether Tenant accepts or rejects Landlord's Rate, and if Tenant rejects Landlord's Rate, shall state Tenant's opinion of Market Rent ("Tenant's Rate"). Tenant's failure to timely provide such notice shall constitute acceptance of Landlord's Rate. Tenant shall have no right to dispute Landlord's Rate unless Tenant has timely accepted the Offer. In the event of timely rejection of Landlord's Rate by Tenant, then unless the parties reach written agreement upon Base Rent for the Option Space within fifteen (15) days after such rejection, the Offer Space Base Rent shall be determined by real estate professionals (who shall not be appraisers) as follows:

      Within thirty (30) days following notification of rejection, Landlord and Tenant shall each appoint a disinterested and qualified real estate professional. If these two real estate professionals cannot agree upon an Offer Space rental within fifteen (15) days following their appointment, the two appointees shall forthwith select a third disinterested and qualified real estate professional. If the two parties' appointees have not selected the third professional within such time, the third professional shall be selected pursuant to the procedures of the Arbitration Service of Portland, Inc., upon application of either party. The third professional shall, within fifteen (15) days after appointment, select either Landlord's Rate or Tenant's Rate as Market Rate for the Offer Space, provided that in no event shall the Base Rent be less than the Existing Rate. The decision of the third professional shall be binding on the parties as to the Offer Space. Notification in writing of this decision shall be made by the professionals to Landlord and Tenant within thirty (30) days following the selection of the third professional. Landlord and Tenant shall bear the expense of the professional appointed by each, and the expense of the third professional shall be shared equally by both parties; provided that if the Base Rent determined though the foregoing procedures is within ten percent (10%) of Landlord's Ratio, Tenant shall pay the costs and expenses of all three professionals. During such process for establishing Base Rent, Tenant shall pay Base Rent for the Offer Space at the Landlord's Rate, with retroactive adjustment made if a different rate is established as provided above.

     38.7 If Tenant declines or fails timely to exercise the First Offer as provided above, Landlord shall thereafter be free to enter into a lease for the Offer Space on any terms and conditions Landlord may choose at its sole discretion. However, not earlier than Landlord's receipt of a proposal to lease the Offer Space from a prospective tenant, and not later than Landlord's execution of a third-party lease for the Offer Space, Landlord shall notify Tenant that Landlord is negotiating a lease for the Offer Space.

     38.8 At Landlord's request, Tenant shall, from time to time, based on Tenant's reasonable projected space planning needs, reasonably cooperate with Landlord to identify particular classes of leases (for example, leases not exceeding a stated term or of not less than a stated amount of space) which shall be exempt from the First Offer.

     38.9 The First Offer granted herein may only be exercised if Tenant is not in default hereunder. In the event this Lease is terminated for any reason, the rights granted to Tenant in this Section shall also terminate at the same time. In the event Tenant exercises the First Offer as provided herein and subsequently becomes in default prior to taking occupancy of the First Offer Space, Landlord may elect, by written notice to Tenant, to terminate Tenant's prior exercise of its First Offer, in which event Tenant shall have no rights with respect to the First Offer Space. This First Offer is personal to the Tenant named herein and Permitted Transferees and may only be exercised in the event the Tenant named herein or Permitted Transferees are in actual occupancy of the entire Premises at the time the expansion notice is given.

ARTICLE 39 RELOCATION CLAUSE IN TENANT LEASES:

     Landlord agrees to use commercially reasonable efforts to include a provision allowing Landlord to relocate the tenant at any time in all office leases of the ground floor of the Building.

ARTICLE 40 EARLY ENTRY:

     Tenant shall be permitted to enter the Premises prior to the commencement date for the purpose of installing Tenant's voice data wiring and furniture. Such early entry shall be subject to all terms and conditions of this Lease, including the provisions of Section 6 of Exhibit D, except the obligation to pay rent.

ARTICLE 41 FINANCIAL STATEMENTS:

     At the request of Landlord from time to time, but not more frequently than quarterly, Tenant shall deliver to Landlord accurate financial statements for Tenant for the preceding three (3) calendar years, prepared in accordance with generally accepted accounting principals and certified by an independent certified public accountant, together with Tenant's most recent quarterly financial statement certified by Tenant's chief financial officer.

LANDLORD                                TENANT

AmberJack, Ltd, an Arizona Corporation  Webridge, Inc., a Delaware Corporation

By:     /s/ [Signature Illegible]       By:     /s/ [Signature Illegible]
   -----------------------------------     -----------------------------------

Title:  Development Manager             Title:  CFO
      --------------------------------        --------------------------------

Date:   11-16-99                        Date:   11-10-99
     ---------------------------------       ---------------------------------


By:     /s/ [Signature Illegible]       By:     /s/ [Signature Illegible]
   -----------------------------------     -----------------------------------

Title:  VP                              Title:  VP Finance
      --------------------------------        --------------------------------

Date:   11-16-99                        Date:   11-10-99
     ---------------------------------       ---------------------------------

                                   EXHIBIT A
                      PREMISES FLOOR PLAN AND LOCATION KEY


                               SECOND FLOOR PLAN


                                THIRD FLOOR PLAN


                               FOURTH FLOOR PLAN

                                   EXHIBIT B
                   AMBERGLEN BUSINESS CENTER COMMON AREAS MAP

                                   EXHIBIT C

                                LEASE AGREEMENT

                           ANTENNA LICENSE AGREEMENT

                           ANTENNA LICENSE AGREEMENT
                             DATED _______________
                                 BY AND BETWEEN


                            ------------------------
                                      AND

                            ------------------------

     This Agreement is made and entered into as of this _______ day of ____________, 19__ by and between ______________________ (hereinafter called
"Licensor") and _____________________ (hereinafter called "Licensee").

1. Licensor, for and in consideration of the payments hereinafter set forth and of the covenants and agreements made by Licensee herein contained, does hereby grant unto the Licensee a nonexclusive license ("License") to utilize space in the building located at ________________________, (hereinafter called the "Building") for the purpose of installing and using the antenna described in Exhibit "1" attached hereto and made a part hereof (the "Antenna") to be attached to the roof of the Building for a term commencing __________________ and ending ___________________, unless extended or sooner terminated as provided herein.

2. Licensee shall make payments to Licensor, at the office of the Building, or elsewhere as designated from time to time by notice in writing to Licensee, in monthly installments as follows: NOT APPLICABLE

3. The size, location and placement, as well as the manner and method of installation and removal of the Antenna and related equipment, shall be subject to the prior written approval of Licensor. The Antenna and related equipment, shall not penetrate the roof membrane. If Licensor elects to hire structural, mechanical, roofing and/or other engineers or consultants to review such plans and specifications, Licensee shall reimburse Licensee for the reasonable costs thereof, whether or not Licensor grants such approval.

4. In addition to the monthly rental, Licensee shall pay for all utilities consumed to install, maintain, operate and remove its Antenna and equipment, as well as the reasonable costs of any engineers or consultants employed by Licensor to review or monitor same.

5. Prior to the installation of said Antenna and equipment, Licensee shall secure and shall at all times thereafter maintain all required approvals and permits of the Federal Communications Commission and all other governmental bodies having jurisdiction over its business, including its communications, operations, and facilities. Licensee shall at all times comply with all laws and ordinances and all rules and regulations of municipal, state and federal governmental authorities relating to the installation, maintenance, height, location, use, operation, and removal of said Antenna and equipment and shall fully indemnify Licensor against any loss, cost, or expense which may be sustained or incurred by it as a result of the installation, maintenance, operation, or removal of said Antenna and equipment. Licensor makes no representation that applicable laws, ordinances or regulations permit the installation or operation of antennas on the subject real estate.

6. Licensor hereby grants unto Licensee the right, to be exercised as herein set forth, to enter upon the roof of the Building for the sole purpose or gaining access to the Licensee's installation. In addition thereto, Licensor grants unto Licensee the right, to be exercised as herein set forth, to install such equipment, conduits, cables and materials (hereinafter called "the connecting equipment") in shafts, ducts, conduits, chases, utility closets and other facilities of the Building as designated by Licensor as is reasonably necessary to connect Licensee's Antenna to Licensee's other machinery and equipment in other parts of the Building, subject to the requirements of any permits and the codes, regulations and rules of any governmental body, agency or authority. Licensor further grants to Licensee the right of access to the areas where such connecting equipment is located for the purposes of maintaining, repairing, testing and replacing the connecting equipment; provided, however, Licensee shall notify Licensor each time Licensee requires such access, and provided further that such access and installations do not cause damage to or interfere with the operation or maintenance of any part of the Building or with any other tenant's operation.

7. Anything herein to the contrary notwithstanding, Licensee shall notify Licensor each time Licensee desires to enter upon the roof of the Building or the areas outside Licensee's Premises where Licensee's related equipment is located, and Licensee shall enter upon the roof only at such times, in such manner and under such circumstances as shall not cause damage or endangerment of life or limb. Licensee shall promptly reimburse Licensor for the costs of repairs of any damage to the Building directly or indirectly caused by Licensee's installations or the operation, maintenance or removal thereof.

8. Licensee, at its expense, shall be solely responsible for and shall maintain its Antenna and related equipment in a safe, structural, sound, clean and sightly condition and shall indemnify and save harmless Licensor against all liens and claims of mechanics and materialmen furnishing labor and materials in the construction and maintenance of same.

9. Licensee agrees to defend, indemnify and save harmless Licensor and to assume all liability for death or injury to any persons and all liability for loss, damage or injury to any property incurred or sustained by Licensee arising from, growing out of or resulting from Licensee's installation or its use of the roof of the Building or any other areas in the Building where Licensee's related equipment is located, including costs, attorney's fees and other expenses incurred by Licensor in defending any such claim unless such loss, damage or injury is due to the gross negligence of Licensor, its employees, agents, or invitees.

10. Licensee hereby waives and releases all claims against Licensor, its officers, directors, agents, employees and servants, and agrees that they shall not be liable for injury to person or damage to property sustained by Licensee or by any occupant of the Building or any other person occurring in or about the Building resulting directly or indirectly from any existing or future condition, defect, matter or thing in the Building or any part of it or from equipment or appurtenance becoming out of repair, or from any occurrence, act, or from the negligence or omission of any tenant or occupant of the Building or of any other person; except for the negligence or omission by Licensor, its officers, directors, agents, employees and servants.

11. The License hereby granted to Licensee shall not be deemed to give to Licensee the exclusive right to use the roof or tower of the Building and shall not preclude Licensor from granting a license or licenses to others. The rights of other licensees shall be exercised without causing unreasonable interference with the activities being carried on by Licensee in accordance with this License. Similarly, the rights of Licensee hereunder shall be exercised without causing interference with the activities being carried on by other licensees in accordance with their respective licenses. Licensee shall not change or materially alter the Antenna or related equipment agreed to herein without the prior written consent of Licensor.

12. If any lease by Licensee for any space in the Building shall be terminated or terminable after the making of this License, because of any default by Licensee under such lease, such fact shall empower Licensor, at Licensor's sole option, to terminate this License by notice to Licensee.

13. No notice or demand related to or required by this Agreement shall be effective unless same is in writing and is either delivered personally to the party for whom intended, or to an officer of such party if a corporation, or sent by United States registered or certified mail return receipt requested, if to Licensee, at its office in the Building, or if Licensee is not in possession thereof, then to Licensee's address last known to Licensor, and if to Licensor, at _________________________ provided that either party may, by notice to the other, from time to time designate another address in the United States of America to which notices mailed more than ten (10) days thereafter shall be addressed. Notices mailed as aforesaid shall be effectively given as of the date of mailing.

14. Licensor shall have the right to terminate this License upon written notice to Licensee, in the event that: (a) Licensee shall default in the performance of any of the obligations imposed upon it hereunder and shall not, after being notified by Licensor of the existence of such default, immediately take all reasonable steps to cure the same; or (b) it shall be determined that such installation or use materially interferes with the operation of machinery and apparatus of the Building, such as the elevators; or (c) it is found by public authority having jurisdiction over the Building that such installation and use constitute a nuisance or hazard to the public or to the occupants of the Building; or (d) the use of such antenna interferes with the use of any tenant's equipment or data processing machines in the Building; or (e) Licensee's lease of space in the Building shall expire or be terminated. Licensor and Licensee shall each have the right to terminate this Agreement upon written notice to each other sixty (60) days prior to the desired termination date.

15. At the termination of this License by lapse of time or otherwise, the Antenna and the related equipment installed under the terms of this License shall be removed by Licensee and the area of the Building where they were installed shall be restored by Licensee to as good condition as existed immediately prior to the installation of such Antenna and related equipment.

16. This Agreement shall be binding upon the successors and assigns of the parties hereto, provided that Licensee shall not assign or transfer this License to anyone else without Licensor's prior written consent which may be withheld at its sole discretion.


LICENSEE:                                 LICENSOR:

______________________________________    ______________________________________

______________________________________    ______________________________________

By:___________________________________    By:___________________________________

Its:__________________________________    Its:__________________________________

Date:_________________________________    Date:_________________________________

                                   EXHIBIT D

                                LEASE AGREEMENT

                                 WORK AGREEMENT

SECTION 1. TENANT IMPROVEMENTS PROVIDED BY LANDLORD. Landlord agrees to provide all tenant improvements as described in the CDP for each Area ("Tenant Improvements").

SECTION 2. TENANT IMPROVEMENT ALLOWANCE PROVIDED BY LANDLORD.

     2.1 ALLOWANCE: Landlord agrees to provide Tenant with an allowance (the "ALLOWANCE") of ($30.00 per rentable square foot of Premises) to be applied to the design, permitted and construction of the Tenant Improvements in the Premises described in Section 1 of this Work Agreement, and including upgrades to improvements and finishes approved by Landlord, and the reception desk and building sign, but in any event excluding Tenant's equipment, artwork, furnishings, furniture, and cabling. Landlord shall not charge a fee in connection with the Tenant Improvements (provided that Tenant acknowledges Landlord's contractor shall charge a fee for the Tenant Improvements).

     2.2 APPLICATION: All design, permit, purchase and installation costs incurred by Landlord relating to such Tenant Improvements shall be deducted from the Allowance. Any amount of the Allowance not used for Tenant Improvements shall be retained by Landlord. If the total cost for such Tenant Improvements as reflected in the CDP exceeds the Allowance then Tenant shall deposit with Landlord the estimated excess amount as soon as it is determined but prior to commencement of any work. Landlord shall apply this payment first toward general costs, expenses and construction costs associated with the Tenant Improvements. If the actual cost of the work is more than this payment then the deficiency shall be paid by Tenant to Landlord on or before the Commencement Date for the Area.

SECTION 3. DESIGN OF TENANT IMPROVEMENTS.

     3.1 CDP PREPARATION: Landlord's office planner shall prepare a CDP consisting of a floor plan, a reflected ceiling/lighting plan and Tenant's supplement specification.

          3.1.1 The CDP shall be based upon the schematic space plan and the construction information provided by Tenant. The schematic space plan for the fourth floor is attached as Exhibit A.

          3.1.2 Tenant shall provide Landlord's office planner with all of the construction information requested by Landlord's office planner by no later than the applicable Construction Information Submittal Dates specified in
Section 1.11 of the Basic Lease Information. For Areas other than the fourth floor, such information shall include, without limitation, signed schematic plans, and a designation by Tenant of which half of the floor Tenant shall first occupy. "Tenant's Submittal Package" means all such information, together with a written statement identifying such package as Tenant's Submittal Package and that the information is being supplied pursuant to this Section 3.1.2.

          3.1.3 Tenant shall be responsible for all delays in occupancy and additional costs, including limitation design fees, resulting from its failure to submit such information on time, any Tenant requested changes in the Tenant Improvements specified in this Lease (herein "CHANGE ITEMS").

     3.2 CDP APPROVAL: Tenant shall approve the CDP within five (5) days after Tenant's receipt of the CDP for each Area (the "CONSTRUCTION DOCUMENT APPROVAL DATE") subject to any corrections requested to make the CDP consistent with the construction information submitted to Landlord's office planner, and subject to any requested deletions. The CDP shall include a statement (the "STATEMENT") of the estimated costs, if any, for which Tenant will be responsible under the terms of this Work Agreement. The CDP and the Statement included therein must be approved by Tenant in writing before the Landlord will proceed to obtain building permits and commence construction. Upon written request of Tenant given no later than five (5) days after submission to Tenant of the Statement, Landlord shall obtain bids for the Tenant Improvements (or specified elements thereof as requested by Tenant) from contractors and Landlord shall award the contract to the lowest bidder unless otherwise agreed by Tenant.

     3.3 TENANT RESPONSIBILITIES: Tenant shall be responsible for delays and additional costs, including without limitation design fees, caused by: (i) any changes made by Tenant to the CDP other than corrections and deletions of the type described in Section 3.2; (ii) Tenant's failure to approve the CDP and the Statement by the Construction Document Approval Date specified in Section 3.2;
(iii) by delays in delivery of non-building-standard materials requiring long lead times; and (iv) any requirement by Tenant that any element of the Tenant Improvements be bid pursuant to Section 3.2. Tenant shall pay, prior to taking occupancy of the Premises, all of Landlord's design fees arising out of the inclusion of non-building-standard materials in the Premises.

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SECTION 4. CONSTRUCTION.

     Approval of the CDP for an Area shall constitute written authorization to complete the Area in accordance with the CDP. Tenant may in such authorization delete items to reduce its cost, subject to Landlord's approval. Tenant's failure to timely provide such written authorization shall be a Tenant delay, and Landlord shall not be obligated to commence work on the Area. Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises. Landlord shall commence and pursue to completion the construction of the Tenant Improvements in an Area as soon as reasonably possible after the approval to commence construction is given by Tenant. Landlord need not commence design or improvement work for an Area earlier than delivery of Tenant's Submittal Package for the Area, the intention being that Landlord may defray costs until that time. Landlord's contractor shall, subject to Tenant delays and force majeure, complete the Tenant Improvements by the applicable Commencement Date for the Area as stated in Section 1.13, and in accordance with Tenant's approved CDP. Tenant shall have possession of the Premises for fourteen (14) days prior to the Commencement Date for the Area for the purpose of installing telecommunication and computer equipment, Tenant's office equipment, furniture and other fixtures, and general move-in, provided that Tenant does not interfere with work performed by Landlord or Landlord's contractor, and that any such possession by Tenant shall be upon all terms and conditions of the Lease, except for payment of Rent. All Tenant Improvements shall be constructed in accordance with the CDP, and shall be made in good and workmanlike manner. Upon substantial completion of the Tenant Improvements, Landlord and Tenant shall conduct a walk through of the Premises and generate a punch list of items to be completed by Landlord within thirty (30) days after the date the punch list is completed and agreed upon by Landlord and Tenant.

SECTION 5. FIELD CHANGE ORDERS.

     If Tenant shall request any change in the Tenant approved CDP, Tenant shall request such change in writing to Landlord, and such request shall be accompanied by all information necessary to prepare plans and specifications for such change. If Landlord approves Tenant's requested change, then after receiving this information, Landlord shall cause its office planner to prepare such plans and specifications and a proposed field change order ("FCO") as soon as reasonably possible thereafter. Landlord shall not be obligated to proceed with any work which would be affected by a proposed FCO until it is effective or Tenant withdraws the FCO request. Tenant shall be responsible for any and all delays in construction and occupancy caused by Tenant's FCO requests. The proposed FCO shall set forth the estimated cost of the changes. The proposed FCO shall be effective only when signed by both Landlord and Tenant, and Tenant has deposited the estimated cost of the changes with Landlord. Landlord shall hold this payment as an additional security deposit. Upon the acceptance of the Premises by Tenant, this additional security deposit shall be applied to pay the cost of the work. If the actual cost of the change order is more or less than this security deposit then the excess or deficiency shall be refunded or paid at the same time, as the case may be. Even if Tenant fails to approve the proposed FCO, Tenant shall be responsible for the cost of preparing any plans and specifications for the proposed FCO. The actual cost, including design and administrative fees, of any FCO shall be paid by Tenant on or before the date Tenant first occupies the Premises unless stated otherwise in the FCO.

SECTION 6. IMPROVEMENTS CONSTRUCTED BY TENANT.

     If any work is to be performed by Tenant or Tenant's contractor in connection with Tenant Improvements on the Premises:

     6.1 LANDLORD'S APPROVAL: Such work shall not proceed until Landlord's written approval of each of the following items: (i) Tenant's contractor; (ii) public liability and property damage insurance carried by Tenant or its contractor; and (iii) schematic plans and specifications for such work. The detailed construction plans and specifications shall be prepared by Landlord's office planner at Tenant's expense based upon the schematic plans and specifications. All such work shall be done in strict conformity with such final plans and specifications subject to field change orders prepared and approved in the manner specified in Section 3.1 above. As built plans shall be prepared by Landlord's office planner at Tenant's expense after the work is fully completed and a copy retained by Landlord for its use.

     6.2 PERMITS: All work shall be done in conformity with a valid building permit (obtained at Tenant's expense) when required, a copy of which shall be furnished to Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations at Tenant's sole expense. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

     6.3 COORDINATION: All work by Tenant or Tenant's contractor shall be scheduled through Landlord. Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with Landlord's contractor and shall pay such reasonable charges for such services as may be charged by Landlord's contractor. Tenant shall be responsible for any delay in any delay in completion of Tenant Improvements resulting from performance of work at the Premises by Tenant or Tenant's contractor.

     6.4 MANNER OF ENTRY: Tenant's entry to an Area for any purpose, including, without limitation, inspection or performance of Tenant construction by Tenant's agents, prior to the Lease Commencement Date for an Area as specified in the Basic Lease Information shall be at such times as are approved by Landlord and subject to all the terms and conditions of this Lease except the payment of Rent. Tenant's



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entry shall mean entry by Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors.

     6.5 FAULTY WORK: Tenant shall promptly reimburse Landlord upon demand for any extra expense incurred by the Landlord by reason of faulty work done by Tenant or its contractors or by reason of any delays caused by such work, or by reason of inadequate cleanup.







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